UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Premier VIT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

PREMIER VIT

OpCap Balanced Portfolio

OpCap Equity Portfolio

OpCap Managed Portfolio

OpCap Mid Cap Portfolio

NACM Small Cap Portfolio

NFJ Dividend Value Portfolio

(each a “Fund” and collectively, the “Funds”)

1345 Avenue of the Americas,

New York, NY 10105

To the Shareholders of the Funds:

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of the Funds, each a series of Premier VIT (the “Trust”), has been called to be held at the offices of OpCap Advisors, LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York on January 15, 2009, at 9:00 a.m. Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1 applies to all Funds: To elect a slate of seven nominees to become Trustees of the Trust (the “Nominees”);

Proposal 2 applies to all Funds: To amend the Declaration of Trust to delete the maximum number of Trustees to serve on the Board and the requirement that the President of the Trust must be a member of the Board;

Proposal 3 applies to all Funds: To approve a new investment advisory agreement for each Fund with Allianz Global Investors Fund Management LLC (“Allianz Global” or a “Portfolio Manager”);

Proposal 4 applies to the OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Managed Portfolio, and OpCap Mid Cap Portfolio: To approve a new portfolio management agreement between Allianz Global and Oppenheimer Capital LLC (“OpCap” or a “Portfolio Manager”);

Proposal 5 applies only to the NACM Small Cap Portfolio: To approve a new portfolio management agreement between Allianz Global and Nicholas-Applegate Capital Management LLC (“NACM” or a “Portfolio Manager”);

Proposal 6 applies only to the NFJ Dividend Value Portfolio: To approve a new portfolio management agreement between Allianz Global and NFJ Investment Group L.P. (“NFJ” or a “Portfolio Manager”); and

Proposal 7 applies only to the OpCap Managed Portfolio: To approve a new portfolio management agreement between Allianz Global and Pacific Investment Management Company LLC (“PIMCO” or a “Portfolio Manager”).

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest at the close of business on October 31, 2008 are entitled to vote at the Meeting or any adjournments or postponements thereof.

By order of the Board of Trustees,

Thomas J. Fuccillo, Secretary

December 5, 2008

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of each of the shareholder votes. Your vote is important.

What am I being asked to vote on?

All shareholders are being asked to vote on the following proposals: (i) the election of a slate of seven nominees to become Trustees of the Trust (the “Nominees”); (ii) amendments to the Declaration of Trust to delete the maximum number of Trustees to serve on the Board and the requirement that the President of the Trust be a member of the Board; and (iii) a new investment advisory agreement between the Trust and Allianz Global Investors Fund Management LLC (“Allianz Global”).

Shareholders of the OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Managed Portfolio, and OpCap Mid Cap Portfolio are also being asked to approve a new portfolio management agreement between Allianz Global and Oppenheimer Capital LLC. Shareholders of the NACM Small Cap Portfolio are also being asked to approve a new portfolio management agreement between Allianz Global and Nicholas-Applegate Capital Management LLC. Shareholders of the NFJ Dividend Value Portfolio are also being asked to approve a new portfolio management agreement between Allianz Global and NFJ Investment Group L.P. Shareholders of the OpCap Managed Portfolio are also being asked to approve a new portfolio management agreement between Allianz Global and Pacific Investment Management Company LLC for the fixed income portion of that Fund.

Why am I being asked to vote for a slate of seven Nominees?

The Funds’ Board is currently comprised of five Trustees who oversee the six Funds listed at the beginning of this Proxy Statement. After careful consideration, the incumbent Trustees determined that the Funds would be best served if they were overseen by another Board that currently oversees approximately 35 other Allianz Global funds. By having the Funds overseen by the proposed new Trustees, the Funds will benefit from lower Trustee fees since Trustee fees are allocated across all of the Funds overseen by the Board.

Section 16(a) of the Investment Company Act of 1940, as amended, requires that at least a majority of the Trustees be elected by the shareholders. In addition, new Trustees cannot be appointed by the existing Trustees to fill vacancies created by retirements, resignations or an expansion of the Board unless, after those appointments, at least 66.67% of the Trustees have been elected by shareholders. Therefore, in order to change the composition of the Board members, a shareholder vote is necessary to elect Trustees. The election of all the Nominees as Trustees by shareholders will also facilitate the appointment by the Board of future Trustees if that becomes necessary.

What will happen if shareholders do not approve the Nominees as Trustees of the Trust?

If shareholders do not approve the Nominees to become Trustees of the Trust, the incumbent Trustees will remain in their current position, until new nominees are nominated by the Board and elected by the Trust’s shareholders.

Why is there a proposal to amend the Trust’s Declaration of Trust?

The proposal to amend the Declaration of Trust to delete the maximum number of Trustees to serve on the Board and the requirement that the President of the Trust be a member of the Board are intended to provide the Trust with additional flexibility in the composition of the Board and in the election of officers of the Trust. The Declaration of Trust requires that shareholders approve such amendments.

What will happen if shareholders do not approve the new investment advisory and/or any of the portfolio management agreements?

If shareholders do not approve the new investment advisory and/or any of the portfolio management agreements, the Board of Trustees will consider the effect of shareholders not approving such an agreement or agreements, and, as it deems necessary, take such action as it deems to be in the best interest of the applicable Fund or Funds and their shareholders, including selecting a new investment manager or portfolio manager for shareholders to approve.

Will the investment advisory fee rate be the same upon approval of the new investment advisory and/or portfolio management agreements?

Yes, the investment advisory fee rate will be the same as the rate in effect under the current investment advisory agreement. In addition, the portfolio management fee rates will be the same as the rates currently in effect under the applicable portfolio management agreements.

How does the Trust’s Board of Trustees recommend that I vote?

After careful consideration, the members of the Board of Trustees, including those Trustees who are not affiliated with the Trust, Allianz Global, the Portfolio Managers, or their affiliates, recommend that you vote in favor of each of the applicable proposals. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Will the Funds pay for this proxy solicitation?

No. The Funds will not bear the cost of the proxy solicitation. OpCap Advisors LLC, the current investment manager for the Funds, will bear the full cost of the proxy solicitation.

How do I vote my shares?

For your convenience, there are several ways you can vote:

•	By Mail: Vote, sign and return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope;

•	By Telephone: Call the number printed on the enclosed proxy card;

•	On the Internet: Go to the website printed on the enclosed proxy card; or

•	In Person: Attend the Meeting, as described in the Proxy Statement.

Whom should I call for additional information about this Proxy Statement?

If you need any help, or have any questions regarding the proposals or how to vote your shares, please call us at 800-700-8258, or contact Computershare, the Fund’s proxy solicitor at 866-432-8736. Because the Funds are sold by participating life insurance companies, you may also obtain information by contacting your life insurance company or insurance agent.

PREMIER VIT

OpCap Balanced Portfolio

OpCap Equity Portfolio

OpCap Managed Portfolio

OpCap Mid Cap Portfolio

NACM Small Cap Portfolio

NFJ Dividend Value Portfolio

(each a “Fund” and collectively, the “Funds”)

1345 Avenue of the Americas,

New York, NY 10105

PROXY STATEMENT

DATED DECEMBER 5, 2008

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Premier VIT (the “Board”), a Massachusetts business trust (the “Trust”), for use at a Special Meeting of Shareholders of your Fund to be held at the offices of OpCap Advisors, LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York on January 15, 2009 at 9:00 a.m. Eastern time, and at any adjournments or postponements thereof (collectively, the “Meeting”).

This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about December 5, 2008 or as soon as practicable thereafter. If the enclosed proxy is executed and returned, or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Trust (addressed to the Trust’s Secretary at the Trust’s principal executive offices, 1345 Avenue of the Americas, New York, New York 10105), by the execution of a later-dated proxy, by the Trust’s receipt of a telephonic vote, or by attending the Meeting and voting in person. Proxies voted by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. All properly executed proxies received in time for the Meeting will be voted as specified in the Proxy Statement and in the discretion of the proxy holders on any other matter that may properly come before the Meeting.

Shares of the Funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies. As such, various insurance companies (the “Insurance Companies”) are the only shareholders of record of the Funds. The Funds are soliciting voting instructions from insurance contract owners invested in the Funds in connection with the proposals. As such and for ease of reference, throughout the Proxy Statement, insurance contract owners may be referred to as “shareholders” of the Funds.

You have received this Proxy Statement because you have an insurance contract issued by one of the Insurance Companies, and you are invested in at least one of the Funds. As such, you have the right to give voting instructions on shares of the Fund(s) that are attributable to your insurance contract, if your voting instructions are properly submitted and received prior to the Meeting.

Description of Voting

The election of the “Nominees” as Trustees of the Trust (Proposal 1) and approval of amendments to the Declaration of Trust to delete the maximum number of Trustees to serve on the Board and the requirement that the President of the Trust must be a member of the Board (Proposal 2) will require the affirmative vote of more than 50% of the shares represented at the Meeting assuming a quorum is present. Approval of a new investment advisory agreement (Proposal 3) and each of the portfolio management agreements (Proposals 4, 5, 6, and 7) requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of your Fund. The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and as used in this Proxy Statement, means the affirmative vote of the lesser of: (i) 67% of the voting securities of your Fund present at the Meeting if more than 50% of the outstanding voting securities of your Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of your Fund. The chart below shows which Funds will be voting on the various proposals:

Fund			Proposals to be Voted
	1	2	3	4	5	6	7

OpCap Balanced Portfolio	X	X	X	X
OpCap Equity Portfolio	X	X	X	X
OpCap Managed Portfolio	X	X	X	X			X
OpCap Mid Cap Portfolio	X	X	X	X
NACM Small Cap Portfolio	X	X	X		X
NFJ Dividend Value Portfolio	X	X	X			X

Holders of record of shares of beneficial interest at the close of business on October 31, 2008 (the “Record Date”) will be entitled to one vote per share on all business of the Meeting and any adjournments or postponements. There were 19,538,766 shares of beneficial interest of the Trust outstanding on the Record Date.

Fund	Total Shares Outstanding

OpCap Balanced Portfolio	2,377,815
OpCap Equity Portfolio	434,565
OpCap Managed Portfolio	5,062,564
OpCap Mid Cap Portfolio	5,919,240
NACM Small Cap Portfolio	5,202,548
NFJ Dividend Value Portfolio	542,034

The presence at the Meeting of shareholders representing a majority of the shares of the Trust, issued and outstanding and entitled to vote, present in person or by proxy, shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present, but which have not been voted. Broker non-votes are proxies received by your Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Abstentions will have the effect of an “against” vote on each of the proposals. Broker non-votes will have the effect of an “against” vote for each of the proposals if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Fund. Broker non-votes will not constitute “for” or “against” votes, and will be disregarded in determining the voting securities “present” if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at the Meeting.

Insurance Companies that use shares of the Funds as funding vehicles for their variable annuity contracts and variable life policies will vote shares of the Funds held by their separate accounts in accordance with the instructions received from owners of the variable insurance contracts. An Insurance Company also votes shares of the Funds in such separate accounts for which it has not received timely instructions in the same proportion as it votes shares held by separate accounts for which it has received instructions. An insurance company whose separate account invests in the Funds will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of owners of variable annuity contracts and variable life policies could determine the outcome of the vote if other owners fail to vote.

If a quorum is not represented at the Meeting or any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned Meeting, and will vote against any such adjournment those proxies which instruct them to vote against or abstain from voting on all of the proposals to be considered at the adjourned Meeting. The affirmative vote of more than 50% of the shares represented at the Meeting, assuming a quorum is present, is required for the election of Trustees (Proposal 1) and for the amendments to the Declaration of Trust (Proposal 2). Shareholders of each Fund will vote separately with respect to Proposal 3. Shareholders of each applicable Fund will vote separately with respect to Proposals 4, 5, 6, and 7.

Your Fund provides periodic reports to all shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of your Fund’s annual report for its fiscal year ended December 31 and a copy of any more recent semi-annual report, without charge, by calling 800-700-8258 or writing your Fund at c/o OpCap Advisors LLC, 1345 Avenue of the Americas, New York, NY 10105.

PROPOSAL 1. ELECTION OF NEW TRUSTEES

Shareholders of all the Funds will be voting together on Proposal 1.

For election at the Special Meeting, the Board, including those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), has approved the nomination of the individuals listed below, each to serve as Trustee of the Trust until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. None of the Nominees are presently Trustees of the Trust, and the Nominees have indicated their willingness to serve if elected. If you grant authority to a third party to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other Nominee(s) selected by the Board, or the Board may reduce the number of Trustees as provided in the Trust’s Declaration of Trust. The Trust knows of no reason why any of the Nominees would be unable to serve if elected.

BACKGROUND

On October 30, 2008, the Board, in accordance with the Trust’s By-Laws, voted to nominate a slate of seven persons to serve on the Board. The Board currently consists of five Trustees, four of whom have been elected by shareholders. After careful consideration, the incumbent Trustees determined that the Funds would be best served, if they were overseen by another Board that currently oversees approximately 35 other Allianz Global funds. By having the Funds overseen by the proposed new Trustees, the Funds will benefit from lower Trustee fees since Trustee fees are allocated across all of the Funds overseen by the Board. Each of the incumbent Trustees will resign from the Board upon election of a qualified successor.

Section 16(a) of the 1940 Act requires that at least a majority of the Trustees be elected by shareholders. In addition, new Trustees cannot be appointed by the Board to fill vacancies created by retirements, resignations or an expansion of the Board unless, after those appointments, at least 66.67% of the Trustees have been elected by shareholders. Therefore, in order to change the composition of the Board members, a shareholder vote is necessary to elect the Trustees. The election of all the Trustees by shareholders will also facilitate the appointment by the Board of future Trustees if that becomes necessary.

The incumbent Independent Trustees examined the qualifications of the Nominees, including the independent Nominees and the interested Nominee. The evaluation of the independent Nominees included verification of their independence. The incumbent Independent Trustees evaluated information about the Nominees’ achievements in their careers and concluded that each of them has a sufficient understanding of finance and business to be able to effectively critique the investment process and the Funds’ service providers.

NOMINEES FOR ELECTION TO THE BOARD

The Nominees are:

•	Paul Belica

•	Robert E. Connor

•	Hans W. Kertess

•	William B. Ogden, IV

•	R. Peter Sullivan III

•	Diana L. Taylor

•	John C. Maney (interested)

The following tables summarize information about the Nominees and current Officers of the Trust.

			Number of
			Portfolios in
			Fund
Name,	Position(s)		Complex
Address*	Held with the	Principal Occupation(s)	Overseen by	Other Directorships
and Date of Birth	Trust**	During the Past 5 Years	Nominee	Held by Nominee

Independent Nominees***

Paul Belica 09/27/1921		Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	35	None

Robert E. Connor 09/17/1934		Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	35	None

Hans W. Kertess 07/12/1939		President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	35	None

William B. Ogden, IV 01/11/1945		Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	35	None

R. Peter Sullivan III 09/04/1941		Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	35	None

Diana L. Taylor 02/16/1955		Managing Director, Wolfensohn & Co, 2007-present. Formerly, Superintendent of Banks, State of New York, 2003-2007.	31	Brookfield Properties Corporation and Sotheby’s

Interested Nominee

John C. Maney**** 08/03/1959		Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc., 1998-2001.	68	None

Officers

Term of
Office and
Name,	Position(s)	Length of
Address*	Held with the	Time	Principal Occupation(s)
and Date of Birth	Trust	Served+	During the Past 5 Years

Brian S. Shlissel 1345 Avenue of the Americas, 47th Floor New York, NY 10105 11/14/1964	President & Chief Executive Officer	Since September 2002	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 39 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna 1345 Avenue of the Americas, 47th Floor New York, NY 10105 03/10/1966	Treasurer, Principal Financial and Accounting Officer	Since September 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 39 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo 1345 Avenue of the Americas, 50th Floor New York, NY 10105 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since December 2004	Executive Vice President, Senior Counsel, Allianz Global Investors of America L.P.; Executive Vice President and Chief Legal Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Vice President, Secretary and Chief Legal Officer of 74 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC, 1991-2004.

Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since October 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., 2002-2004.

William V. Healey 1345 Avenue of the Americas, 50th Floor New York, NY 10105 07/28/1953	Assistant Secretary	Since December 2006	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 74 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments, 1998-2005.

Richard H. Kirk 2187 Atlantic Street, Stamford, CT 06902 04/06/1961	Assistant Secretary	Since December 2006	Senior Vice President, Allianz Global Investors of America L.P., since 2004. Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex. Formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia, 2002-2004.

Kathleen A. Chapman 2187 Atlantic Street, Stamford, CT 06902 11/11/1954	Assistant Secretary	Since December 2006	Assistant Secretary of 74 funds in the Fund Complex. Formerly, Manager – IIG Advisory Law, Morgan Stanley, 2004-2005; Paralegal, The Prudential Insurance Company of America; and Assistant Corporate Secretary of affiliated American Skandia companies, 1996-2004.

Lagan Srivastava 1345 Avenue of the Americas, 50th Floor New York, NY 10105 09/20/1977	Assistant Secretary	Since December 2006	Assistant Secretary of 74 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP, 2004-2005; Research Assistant, Swidler Berlin Shereff Friedman LLP, 2002-2004.

Scott Whisten 1345 Avenue of the Americas, 47th Floor New York, NY 10105 03/13/1971	Assistant Treasurer	Since January 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2000-2005.

Richard J. Cochran 1345 Avenue of the Americas, 47th Floor New York, NY 10105 01/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) 2002-2008.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, Allianz Global Investors, PO Box 8050, Boston, MA 02266-8050.

**	Under the Trust’s By-Laws, each Trustee shall serve until his or her successor is elected and qualified. The Nominees have not previously served as Trustees or Officers of the Trust.

***	“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.

****	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

+	Under the Trust’s By-Laws, an officer serves for one year and until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

BOARD COMMITTEE AND MEETINGS

The current Board of Trustees has established only an Audit Oversight Committee.

Audit Oversight Committee.

The Audit Oversight Committee is currently composed entirely of Trustees who are not “interested persons” of the Trust, the current investment manager, OpCap Advisors, LLC (“OpCap Advisors”), each Portfolio Manager, Allianz Global Investors Distributors LLC (the “Distributor”) or their affiliates within the meaning of the 1940 Act. The Audit Oversight Committee convened twice during the fiscal year ended December 31, 2007. The principal functions of the Audit Oversight Committee are to recommend to the Board of Trustees the appointment of the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated fees for their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might have in that regard. The Board has adopted a written charter for its Audit Oversight Committee.

All of the independent Nominees have indicated that if elected, they intend to serve on this Committee.

Meetings. During the fiscal year ended December 31, 2007, the Board of Trustees held seven regular meetings. Each Trustee attended at least 75% of the regular and special meetings of the Board that were held during the fiscal year ended December 31, 2007, and the Independent Trustees attended at least 75% of the meetings of the Audit Oversight Committee during that same period.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

The Board has adopted procedures by which Fund shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), OpCap Advisors LLC, 1345 Avenue of the Americas, New York, New York 10105. If the new investment advisory agreement between the Funds and Allianz Global is approved, then all communications after the Meeting should be sent to Board of Trustees, [name of Fund], c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Shareholder communications must (i) be in writing and be signed by the shareholder and (ii) identify the class and number of shares held by the shareholder. The CLO or his designee of each Fund is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

STOCK OWNERSHIP OF TRUSTEES AND NOMINEES

The following table states the dollar range of equity securities beneficially owned as of October 31, 2008, by each current Trustee and Nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee or Nominee in the “family of investment companies,” including the Funds.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
	Dollar Range of Equity	by Trustee in Family of
Name of Trustee	Securities in the Trust	Investment Companies*

V. Lee Barnes	None	None
Thomas W. Courtney	None	None
Lacy B. Herrmann	None	None
Theodore T. Mason	None	None
Brian S. Shlissel	None	None

Name of Independent Nominee

Paul Belica	None	None
Robert E. Connor	None	None
Hans W. Kertess	None	None
William B. Ogden IV	None	None
R. Peter Sullivan III	None	$10,001-$50,000
Diana L. Taylor	None	None

Name of Interested Nominee

John C. Maney	None	$10,001-$50,000

*	Securities are valued as of October 31, 2008.

To the knowledge of the Trust, as of October 31, 2008, the Independent Trustees or independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

COMPENSATION OF TRUSTEES

The following table provides information concerning the compensation paid to the Trustees for serving as trustees of the Trust for the fiscal year ended December 31, 2007. Each Officer and Trustee, who is a director, officer, partner, member or employee of the current investment manager, OpCap Advisors or a Portfolio Manager, or of any entity controlling, controlled by or under common control with the OpCap Advisors or a Portfolio Manager, including Mr. Shlissel, served without any compensation from the Trust.

Compensation Table

				Total
				Compensation,
				including
		Pension or		Accrued
		Retirement	Estimated	Retirements
	Aggregate	Benefits	Annual	Benefits, from
	Compensation	Accrued as Part	Benefits	the
	from the	of Fund	Upon	Trust and the
Name of Trustee	Trust	Expenses*	Retirement	Fund Complex †

V. Lee Barnes	$41,625	N/A	N/A	$41,625
Thomas W. Courtney	$42,875	$6,479	$26,224	$49,354
Lacy B. Herrmann	$37,875	$6,332	$24,321	$44,207
Theodore T. Mason	$37,875	N/A	N/A	$37,875

*	On October 19, 1998 the Fund adopted a retirement plan (the “Plan”) that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee’s five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the Fund for at least 15 years to be eligible for the maximum payment. Because each Trustee’s retirement benefit will depend on the amount of the Trustee’s future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. Upon resigning as Trustees, the Trustees will receive benefits pursuant to the terms of the Plan.

†	For the purpose of this section only, “Fund Complex” includes the Trust and one fund managed by OppenheimerFunds Inc. and sub-advised by Oppenheimer Capital LLC in accordance with the instructions for Form N-1A. OpCap Advisors does not consider the Oppenheimer Funds to be part of its “Fund Complex,” as that term may be otherwise interpreted.

The Funds have no employees. The Funds’ officers are compensated by OpCap Advisors, Allianz Global, or their affiliates.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which any Nominee or affiliated person is a party adverse to the Trust or any of its affiliated persons or has a material interest adverse to the Trust or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee or executive officer of the Trust within the past five years.

REQUIRED VOTE

The election of each Nominee as a Trustee of the Trust will require the affirmative vote of more than 50% of the shares of the Trust, shareholders of all the Funds voting together, represented at the Meeting assuming a quorum is present.

The Trustees of Premier VIT unanimously recommend that you vote in favor of the election of each Nominee.

PROPOSAL 2: AMENDMENTS TO DECLARATION OF TRUST

Shareholders of all the Funds will be voting together on Proposal 2.

The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Management has proposed, and the Board of Trustees recommends that shareholders approve amendments to the Declaration of Trust which would allow the Trustees to: (i) fix the number of Trustees to serve on the Board without limit as to a maximum number of Trustees; and (ii) delete the requirement that the President must be a member of the Board of Trustees.

Article II, Section 2.1 of the Trust’s Declaration of Trust currently provides that “The number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of Trustees, provided, however, that the number of Trustees shall in no event be less than three nor more than seven.” If this Proposal is approved, Article II, Section 2.1 will be revised to read “The number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of Trustees, provided however, that the number of Trustees shall in no event be less than three.”

Article II, Section 2.6 of the Trust’s Declaration of Trust currently provides that “The Chairman and President shall be and the Secretary and Treasurer may, but need not, be a Trustee.” If this Proposal is approved, Article II, Section 2.6 will be revised to read “The President, Secretary and Treasurer may, but need not, be a Trustee.”

These proposals to amend the Declaration of Trust to delete the maximum number of Trustees to serve on the Board and the requirement that the President of the Trust be a member of the Board are intended to provide the Trust with additional flexibility in the composition of the Board and in the election of officers of the Trust. The Declaration of Trust requires that shareholders approve such amendments.

REQUIRED VOTE

The approval of the proposed amendments to the Declaration of the Trust requires the affirmative vote of more than 50% of the shares represented at the Meeting assuming a quorum is present.

The Trustees of Premier VIT unanimously recommend that you vote in favor of the proposed amendments to the Declaration of Trust.

PROPOSAL 3. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN YOUR FUND AND ALLIANZ GLOBAL

Shareholders of each of the Funds will be voting separately on Proposal 3.

At the Meeting, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of each of the Funds, and Allianz Global Investors Fund Management LLC (“Allianz Global”). A general description of the proposed new investment advisory agreement is discussed below. The form of the new investment advisory agreement is attached hereto as Exhibit A.

On October 30, 2008, after careful consideration of possible alternatives to the Trust’s current advisory and portfolio management arrangements, the Board of Trustees determined that it would be in the best interests of each Fund and its shareholders to select Allianz Global as the new investment manager for each Fund, succeeding OpCap Advisors. The Board considered, among other things, Allianz Global’s experience and resources as compared to OpCap Advisors, whose only client is the Trust. The Board determined that the Funds will be served better by an affiliated investment manager that handles a larger number of funds and accounts.

The Trustees considered the nature and quality of the services to be provided by Allianz Global to the Funds and the fact that the management fees and management services to be performed under the new investment advisory agreement are substantially the same as those under the current investment advisory agreement, and will be performed by personnel having substantially equivalent qualifications. At this meeting, the Trustees approved, subject to shareholder approval, the new investment advisory agreement, pursuant to which Allianz Global would become each Fund’s new investment manager.

DESCRIPTION OF THE CURRENT INVESTMENT ADVISORY AGREEMENT

Investment Manager’s Responsibilities. Under the current investment advisory agreement, OpCap Advisors, as investment manager, provides each Fund with continuing investment advisory services. The investment manager (i) regularly provides investment advice and recommendations to each Fund with respect to its investments, investment policies, and the purchase and sale of securities and commodities; (ii) supervises continuously and determines the securities and commodities to be purchased or sold by each Fund and the portion, if any, of each Fund’s assets to be held uninvested; and (iii) arranges, subject to “best execution” (prompt and reliable execution of each Fund’s securities transactions at the most favorable security prices obtainable of each Fund’s securities transactions), for the purchase and sale of securities, commodities and other investments by each Fund.

Under the current investment advisory agreement, OpCap Advisors, at its own expense, also provides and supervises the activities of all administrative and clerical personnel and provides corporate administration for each Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for each Fund; (2) the preparation and filing of reports required by federal securities laws and various state “blue sky” laws; (3) composition of periodic reports with respect to its operations for shareholders of each Fund; and (4) composition of proxy materials for meetings of each Fund’s shareholders.

Under the current investment advisory agreement, OpCap Advisors may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, including entering into subadvisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services.

Fund Expenses. Under the current investment advisory agreement, OpCap Advisors bears all costs and expenses of its employees and overhead incurred in connection with its duties under the agreement. OpCap Advisors also pays all salaries and fees of each of the Trust’s officers and Trustees who are interested persons of OpCap Advisors. Each Fund pays all other expenses (other than those paid by each Fund’s distributor under a distribution agreement), including, among others, (a) interest expense, taxes and governmental fees; (b) brokerage commissions and other expenses incurred in acquiring or disposing of each Fund’s securities and commodities holdings; (c) insurance premiums for fidelity and other coverage requisite to each Fund’s operations; (d) fees of the Trustees other than those who are “interested persons” of the Trust and out-of-pocket travel expenses for all Trustees and other expenses incurred by each Fund in connection with Trustees’ meetings; (e) outside legal, accounting and audit expenses; (f) custodian, dividend disbursing, and transfer agent fees and expenses; (g) expenses in connection with the issuance, offering, sale or underwriting in securities issued by each Fund, including preparation of stock certification; (h) fees and expenses, other than as hereinabove provided, incident to the registration or qualification of each Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; (i) expenses of printing and mailing reports and notices and proxy material to each Fund’s shareholders; (j) all other expenses incidental to holding meetings of each Fund’s shareholders; (k) expenses of organizing the Trust; and (l) such extraordinary non-recurring expenses as may arise, including litigation affecting each Fund and the legal obligation each Fund may have to indemnify its officers and Trustees with respect thereto.

Compensation Paid to OpCap Advisors. In return for the services provided by OpCap Advisors and the expenses it assumes under the current investment advisory agreement, each of the Funds pays OpCap Advisors a monthly fee which, on an annual basis, is equal to 0.80% per annum of the value of your Fund’s net assets up to $400 million of assets; 0.75% per annum of the value of your Fund’s nets assets on the next $400 million of assets; and 0.70% per annum of the value of your Fund’s net assets in excess of $800 million. Under the current investment advisory agreement, OpCap Advisors is required to waive any amounts and reimburse your Fund such that your Fund’s expenses do not exceed 1.00% (net of any expense offset) of its average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018.

For the fiscal year ended December 31, 2007, total advisory fees accrued or paid by the Equity, Balanced, Managed, Small Cap, Mid Cap, and Dividend Value Portfolios were $151,233, $226,692, $1,921,865, $1,307,972, $609,265 and $19,660, respectively, of which $57,734, $47,679 and $19,660, was waived by the OpCap Advisors with respect to the Equity, Balanced and Dividend Value Portfolios, respectively.

Termination or Assignment of the Agreement. The current investment advisory agreement may be terminated (i) by OpCap Advisors at any time, without payment of any penalty, upon giving each Fund 90 days’ written notice; or (ii) by each Fund at any time, without payment of any penalty, upon 60 days’ written notice to OpCap Advisors, provided that such termination by each Fund shall be directed or approved by the vote of the majority of all of the Trustees or by the vote of a majority of the outstanding voting securities of each Fund. The current investment advisory agreement will automatically and immediately terminate in the event of its assignment as that term is defined in the 1940 Act and the rules thereunder.

Liability of OpCap Advisors. So long as OpCap Advisors shall have acted with due care and in good faith, OpCap Advisors shall not be liable to each Fund or its shareholders for any error in judgment, mistake of law, or any other act or omission in the course of or connected with, rendering services under the current investment advisory agreement, including without limitation, any losses which may be sustained by each Fund or its shareholders as a result of the purchase, holding, redemption, or sale of any security by each Fund, irrespective of whether the determination of OpCap Advisors relative thereto shall have been based, in whole or in part, upon the investigation, research or recommendation of any other individual, firm or corporation believed by OpCap Advisors to be reliable, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the current investment advisory agreement.

ADDITIONAL INFORMATION ABOUT THE CURRENT INVESTMENT ADVISORY AGREEMENT

The date of the current investment advisory agreement is December 3, 1999. The date when the current investment advisory agreement was last approved by the shareholders of each Fund was March 3, 2000.

The Board of Trustees approved the new investment advisory agreement, subject to shareholder approval, on October 30, 2008. The new investment advisory agreement becomes effective upon shareholder approval. The termination date of the new investment advisory agreement (unless continued) is two years after the date of its execution.

DESCRIPTION OF NEW INVESTMENT ADVISORY AGREEMENT AND DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT ADVISORY AGREEMENTS

Subject to approval by shareholders, it is expected that the new investment advisory agreement will be dated January 15, 2009. The new investment advisory agreement will be in effect for an initial term ending two years after the date of its execution, and may be continued thereafter from year to year only if specifically approved at least annually by the vote of a “majority of the outstanding voting securities” (as defined below under “Required Vote”) of each Fund, or by the Board and, in either event, the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

Other than its parties and term dates, the rights and obligations under the new investment advisory agreement are substantially identical to those under the current investment advisory agreement.

COMPARISON OF FEES

Pursuant to the new investment advisory agreement, it is proposed that the Trust pays Allianz Global at the same annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to each Fund. Pursuant to the new investment advisory agreement, Allianz Global has agreed to continue to waive any amounts and reimburse the Trust such that the total operating expenses of each Fund will not exceed 1.00% (net of any expense offset) of its respective average daily net assets. This reduction of annual portfolio operating expenses will be guaranteed by Allianz Global through December 31, 2018.

Except as otherwise described in the Trust’s prospectus, the Trust would pay, in addition to the investment management fee to Allianz Global, all expenses not assumed by Allianz Global, including, without limitation, fees and expenses of Trustees who are not employees of Allianz Global or its affiliates, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Trust and its shares for distribution under federal and state laws and regulations, charges of custodians, auditing and outside legal expenses, expenses of determining net asset value of the Trust, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Trust would also be responsible for such nonrecurring expenses as may arise, including litigation in which the Trust may be a party, and other expenses as determined by the Trustees. The Trust may also have an obligation to indemnify its officers and Trustees with respect to such litigation.

The investment advisory rates under the new investment advisory agreement are identical to investment advisory rates under the current investment advisory agreement. OpCap Advisors and Allianz Global believe that the proposed investment management fee structure is reasonable and competitive as compared to the fees paid by similar funds in the marketplace as well as similar products advised by Allianz Global or its affiliates.

BOARD CONSIDERATIONS

In reaching its decision to recommend that shareholders approve the new investment advisory agreement and each of the new portfolio management agreements between Allianz Global and the relevant Portfolio Manager, the Trustees met with the relevant investment advisory personnel from Allianz Global and each Portfolio Manager and considered information relating to personnel who will provide services under the new investment advisory agreement and new portfolio management agreements. The information considered included the education and experience of the personnel expected to be on the team of investment professionals managing each Fund. The Trustees also took into account the time and attention that will be devoted by senior management to the Funds. The Trustees evaluated the level of skills required to manage the Funds and concluded that the human resources that will be devoted by Allianz Global and the relevant Portfolio Managers to each of the Funds were appropriate to fulfill effectively the duties of Allianz Global and the Portfolio Managers under the applicable agreement. The Trustees also considered the business reputation of Allianz Global and the Portfolio Managers since their inception, including their significant financial resources, and the Trustees concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreements.

The Trustees considered the investment philosophy and investment process applied by the Portfolio Managers, including their in-house research capabilities and concluded that the Portfolio Managers’ investment process, research capabilities and philosophy were suited to the Funds. The Trustees considered that OpCap Advisors, the current investment manger, believes that Allianz Global and each Portfolio Managers are well-qualified to serve as the investment manager and portfolio manager to the relevant Funds and concluded that the scope of Allianz Global’s and each Portfolio Manager’s services to be provided to the Funds, as described above, was consistent with each Fund’s operational requirements, including, in addition to its investment objective, compliance with its investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of Allianz Global and the Portfolio Managers with respect to possible conflicts of interest, including their codes of ethics, the procedures by which Allianz Global and the Portfolio Managers allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of Allianz Global and the Portfolio Managers in these matters. The Trustees also received information concerning the standards of Allianz Global and the Portfolio Managers with respect to the execution of portfolio transactions. The information considered by the Trustees included information regarding Allianz Global and the Portfolio Managers, their personnel, policies and practices included in each of their respective Form ADVs.

The Trustees considered the information provided by Lipper regarding the performance of each Fund and comparisons with similar open-end funds. The Trustees also considered the performance of each Fund as compared with similar accounts managed by Allianz Global and the Portfolio Managers. See Schedule 1 attached hereto for information pertaining to the size of the other funds and their rates of portfolio management fees. The Trustees inquired into Allianz Global’s and each of the Portfolio Manager’s plans to maintain and improve the investment performance of each of the Funds to be managed.

In assessing the reasonableness of the proposed management fees under the new investment advisory agreement and portfolio management agreements, the Trustees considered, among other information, the Funds’ management fees and the total expense ratio as a percentage of average net assets and the management fee and total expense ratios of comparable funds. The Trustees noted that higher total expenses were borne by certain Funds, in particular, the OpCap Equity Portfolio, OpCap Balanced Portfolio and NFJ Dividend Value Portfolio, as compared with their peers. Management responded by noting the small size of the Funds and the fact that these Funds had not garnered additional assets.

The Trustees considered the profitability analysis. They noted that Allianz Global does not allocate corporate overhead to its subsidiaries, which might cause the profitability to be overstated somewhat compared to an analysis that included such overhead costs. The Trustees considered the nature and quality of the services to be provided by Allianz Global and each of the Portfolio Managers.

In considering potential economies of scale, the Trustees noted that each Fund’s proposed investment advisory fees, except for the Managed Portfolio (fixed income portion) include breakpoints that adequately reflect potential economies of scale if any Fund reaches sufficient size such that its other expenses may be allocated among a larger asset and shareholder base. The Trustees, however, concluded that potential economies of scale were not a principal factor in assessing the reasonableness of the management fee rates payable under the agreements.

The Trustees also took into account so-called “fallout benefits” to Allianz Global and the Portfolio Managers such as reputational value derived from serving as investment manager or portfolio manager, respectively, to the relevant Funds and the fact that Allianz Global and the Portfolio Managers may receive certain legally permissible services, including research, from brokers who execute portfolio transactions for the Trust.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the new investment advisory agreement and the portfolio management agreements that they were satisfied with Allianz Global’s and the Portfolio Managers’ responses and efforts relating to investment performance. Based on all of the foregoing, the Board approved the new investment advisory agreement and the portfolio management agreements and concluded that the agreements are in the best interests of each Fund’s shareholders. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of several meetings, some of which were in executive session with only the Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve each of the agreements.

INFORMATION ABOUT ALLIANZ GLOBAL

Allianz Global is proposed to serve as the investment manager of the Trust, replacing OpCap Advisors. Other than the Trust, OpCap Advisors does not provide any investment advisory services to any other clients. OpCap Advisors has decided for the foregoing and other business reasons to exit the investment advisory business. OpCap Advisors believes that Allianz Global is well qualified to serve as the Trust’s investment manager. The change in investment manager will not result in a change of the individuals who are and will continue to be principally involved in the management of administrative and legal affairs of the Trust, and the services Allianz Global will provide to the Trust will be substantially identical to the services currently provided by OpCap Advisors. As discussed further below, the policies and procedures of Allianz Global are also substantially identical to the policies and procedures of OpCap Advisors. Subject to the supervision of the Board of Trustees, Allianz Global will be responsible for managing, either directly or through others selected by it, the investment activities of the Trust and the Trust’s business affairs and other administrative matters. Allianz Global is located at 1345 Avenue of the Americas, New York, New York 10105. As of September 30, 2008, Allianz Global had approximately $42 billion in assets under management.

Allianz Global is an affiliate of OpCap Advisers. Allianz Global has acted as an investment manager since 2000, and serves as adviser to various affiliated open-end and closed-end funds. Allianz Global is an indirect subsidiary of Allianz Global Investors of America L.P. (“AGIA”) which, together with its subsidiaries, had approximately $860 billion in assets under management as of September 30, 2008. AGIA was organized as a limited partnership under Delaware law in 1987. AGIA’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE.

Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AGIA. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. AGIA’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

Set forth below are the names of the members Allianz Global’s management board:

NAME

Barbara Claussen
Udo Frank
Bruce Koepfgen
John Maney
E. Blake Moore, Jr. (Chair)
Marna Whittington

Set forth below are the names and relevant titles of each principal executive officer of Allianz Global:

NAME	TITLE

Brian Shlissel	Executive Vice President
Michael Puntoriero	Chief Financial Officer
Albert Pisano	Chief Compliance Officer
Thomas Fucillo	Chief Legal Officer and Secretary
Pamela Wooster	Head of Risk Management

REQUIRED VOTE

Approval of the new investment advisory agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% of the voting securities of your Fund present at the Meeting if more than 50% of the outstanding voting securities of your Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of your Fund.

If a Fund’s shareholders fail to approve the new investment advisory agreement with Allianz Global, the current investment advisory agreement with OpCap Advisors will continue in effect, with respect to such Fund, pending a determination by the Board of Trustees of the most appropriate course of action to pursue in the best interests of the Fund, on behalf of its shareholders.

The Trustees of Premier VIT unanimously recommend that shareholders of your Fund vote FOR the approval of the new investment advisory agreement.

PROPOSAL 4. APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT BETWEEN ALLIANZ GLOBAL AND OPCAP

This proposal is to be voted on by shareholders of the OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Managed Portfolio, and OpCap Mid Cap Portfolio.

On October 30, 2008, after careful consideration of possible alternatives to the Balanced Portfolio, Equity Portfolio, Managed Portfolio (equity portion), and Mid Cap Portfolio’s management and portfolio management arrangements, the Board of Trustees, including a majority of the Independent Trustees, determined that it would be in the best interests of each of such Funds and their shareholders to approve the new portfolio management agreement, pursuant to which OpCap would remain the Funds’ portfolio manager. The Independent Trustees concluded that approval of the new portfolio management agreement is in the best interest of shareholders, based upon OpCap’s experience and because it will allow for continuity in the management of the Funds. See “Board Considerations” below.

At the Meeting, you will be asked to approve a new portfolio management agreement between Allianz Global and Oppenheimer Capital LLC (“OpCap”). A general description of the new portfolio management agreement is discussed below. The form of the new portfolio management agreement is attached hereto as Exhibit B.

Proposals 3 and 4 need to be approved by shareholders for this new portfolio management agreement to become effective. The current portfolio management agreement will terminate upon shareholder approval of the new investment advisory agreement.

DESCRIPTION OF THE CURRENT PORTFOLIO MANAGEMENT AGREEMENT

Portfolio Manager’s Responsibilities. Pursuant to the current portfolio management agreement, OpCap provides a continuous investment program for the Balanced Portfolio, Equity Portfolio, Managed Portfolio (equity portion), and Mid Cap Portfolio and determines the composition of these Funds’ assets, including the determination of the purchase, retention, or sale of the securities, cash and other investments for the Balanced Portfolio, Equity Portfolio, Managed Portfolio, and Mid Cap Portfolio. OpCap is also responsible for broker-dealer and futures commission merchant selection and for negotiation of commission rates.

As of October 31, 2008, OpCap managed approximately 55% of the Managed Portfolio’s total portfolio. The remaining fixed income portion is managed by Pacific Investment Management Company LLC, as discussed in Proposal 7.

Under the current portfolio management agreement, OpCap (i) conforms with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Trust’s Registration Statement, as supplemented and amended from time to time; (ii) uses reasonable efforts to manage your Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (iii) in the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for your Fund, primarily consider to seek to obtain “best execution” (the most favorable price and execution available), except to the extent OpCap may be permitted to pay higher brokerage commissions for brokerage and research services if OpCap determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or OpCap’s overall responsibilities with respect to your Fund and to its other clients as to which it exercises investment discretion. OpCap is authorized to aggregate orders placed on behalf of your Fund with those of its other clients and may allocate orders to OpCap, to OpCap’s affiliates or to brokers and dealers that also provide research or statistical research and material, or other services to your Fund or OpCap, subject to applicable laws and regulations and not inconsistent with the policies set forth in the Portfolios’ Registration Statement; (iv) arrange for the transmission to the Trust’s custodian on a daily basis, confirmations, trade tickets and other documents and information reasonably necessary for the custodian to perform its administrative and recordkeeping responsibilities and, upon request, assist the custodian in valuing portfolio securities or other assets of your Fund; (v) upon request, make available to the Trust and OpCap Advisors your Fund’s investment records and ledgers; and (vi) regularly respond to the Trust’s Board of Trustees on your Fund’s investment program and the issuers and securities represented in these Funds’ portfolio.

OpCap, unless OpCap Advisors gives written instructions to the contrary, votes all proxies solicited by or with respect to the issuers of securities in which assets of your Fund may be invested by OpCap, and is required to maintain a record of how OpCap voted and make the same available to OpCap Advisors upon its request. OpCap must use its best good faith judgment to vote such proxies in a manner which best serves the interests of your Fund’s shareholders.

Expenses. Under the current portfolio management agreement, OpCap pays all expenses incurred by it and its staff and for their activities in connection with its services under the agreement, including those expenses incurred by OpCap Advisors in connection with the calculation of net asset value and certain payments for administrative services.

ADDITIONAL INFORMATION ABOUT THE CURRENT PORTFOLIO MANAGEMENT AGREEMENT

The date when the portfolio management agreement was last approved by the shareholders of the OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Managed Portfolio, and OpCap Mid Cap Portfolio was March 3, 2000. The Agreement is dated March 1, 2000.

DESCRIPTION OF NEW PORTFOLIO MANAGEMENT AGREEMENT AND DIFFERENCES BETWEEN THE CURRENT AND NEW PORTFOLIO MANAGEMENT AGREEMENTS

The new portfolio management agreement with the proposed new investment manager, Allianz Global, provides that such agreement will remain in effect for a period of two years from the date of its execution and may continue thereafter on an annual basis if specifically approved at least annually in a manner required by the 1940 Act.

The new portfolio management agreement between Allianz Global and OpCap will be substantially identical to the current portfolio management agreement between OpCap Advisors and OpCap.

Under the new portfolio management agreement, and subject to the overall supervision of the Board of Trustees and Allianz Global, OpCap is proposed to continue to manage the Balanced Portfolio, Equity Portfolio, Managed Portfolio, and Mid Cap Portfolio as set forth in the Trust’s combined prospectus. OpCap makes investment decisions on behalf of the applicable Funds in accordance with their investment objectives, policies and restrictions. OpCap also makes available research and statistical data, and supervises the acquisition and disposition of investments by the applicable Funds, including the selection of the brokers or dealers to carry out portfolio transactions.

BOARD CONSIDERATIONS

Because Allianz Global pays all portfolio management fees under the new portfolio management agreement and remains fully responsible under the new portfolio management agreement for the provision of such services as described above, the Board’s considerations in its approving the new portfolio management agreement are incorporated with its considerations in its approving the new investment advisory agreement (See “Proposal 3 – Board Considerations”).

INFORMATION ABOUT OPCAP

OpCap is proposed to serve as the portfolio manager of the OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Managed Portfolio (equity portion), and OpCap Mid Cap Portfolio. OpCap is well qualified to serve as portfolio manager. OpCap is located at 1345 Avenue of the Americas, New York, New York 10105. Founded in 1969, OpCap provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. OpCap is the current portfolio manager to your Fund and will continue to be a portfolio manager under the new portfolio management agreement.

As of September 30, 2008, OpCap had approximately $13.6 billion in assets under management.

Personnel

The following individuals at OpCap have primary responsibility for the day-to-day portfolio management of the applicable Funds:

Name	Recent Professional Experience
Colin Glinsman Balanced Portfolio	Managing Director and Lead Manager of OpCap’s Large Cap Value and Large Cap Focus Strategies. Joined OpCap in 1989 and has over 24 years of investment experience.

Nicholas Frelinghuysen Mid Cap Portfolio	Senior Vice President and Senior Research Analyst for OpCap’s Small/Mid Cap Value/Core team. Joined OpCap in 1999 and has 14 years of experience as a research analyst and over 4 years of portfolio manager experience.

Robert K. Urquhart Equity Portfolio (Equity Portion of Managed Portfolio)	Managing Director and Senior Portfolio Manager/Analyst for OpCap’s Large Cap Growth and Strategic Equity strategies. Joined OpCap in 1999 and has more than 27 years of industry experience.

Gerald Thunelius Balanced Portfolio	Senior Vice President, Director of Fixed Income Management for OpCap and a Portfolio Manager/Analyst in the firm’s Fixed Income Group. Joined OpCap in 2007 and has more than 19 years of investment experience.

Martin Fetherston Balanced Portfolio	Vice President and a portfolio manager/analyst in OpCap’s Fixed Income Group. Joined OpCap in 2007 and has more than 7 years of portfolio manager experience.

SERVICES OF OPCAP

Description of OpCap’s Investment Style. For the equity investments it manages, OpCap applies principles of value investing, although the individual portfolio managers may implement these principles differently. OpCap invests primarily in stocks of companies having below-average valuations whose business fundamentals, such as strength of management and the company’s competitive position, are expected to improve. Valuations are determined based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios.

OpCap analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products that indicate a company may demonstrate improving fundamentals in the future. OpCap looks to sell a stock when it believes that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

In selecting debt securities, OpCap analyzes yield relationships between different sectors and among securities along the yield curve. OpCap seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, OpCap supplements its traditional credit analysis with an evaluation of an issuer’s asset values.

Portfolio Management Fee. OpCap Advisors pays OpCap fees at the same annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of average net assets in excess of $800 million with respect to the OpCap Balanced, Equity and Mid Cap Portfolios and the equity portion of the OpCap Managed Portfolio. Allianz Global believes that the investment management fee structure for the Trust and the Portfolios is reasonable and competitive as compared to the fees paid by similar funds in the marketplace as well as similar products advised or sub-advised by OpCap. OpCap also provides portfolio management services to other mutual funds. It should also be noted that, as a general rule, the Funds generally require a more intensive effort on the part of OpCap’s portfolio management group than is required for managed accounts. This is primarily due to the additional regulatory requirements applicable to investment companies.

The investment advisory rates under the new portfolio management agreement are identical to investment advisory rates under the current portfolio management agreement.

Portfolio Trading. In providing portfolio management services to the Trust, OpCap makes extensive use of the resources of numerous sources throughout the investment community. As part of this process, OpCap receives ideas and information from a wide spectrum of firms supplying institutional brokerage services and with whom OpCap executes portfolio transactions. The use of information provided by broker-dealers with whom OpCap does business serves to reduce the cost of providing portfolio management services to the Portfolios. The present advisory fee structure contemplates that OpCap may obtain research information from broker-dealers with whom OpCap effects securities transactions on an agency basis. If Allianz Global were to assume responsibility for the Portfolios’ portfolio management, it would observe similar standards.

Employee Compensation.

OpCap believes that its employee compensation structure is adequate to attract and retain high-caliber professionals. The compensation structure is market competitive with provisions for performance based annual and long-term incentives. Certain employees are also entitled to participate in a deferred compensation plan. To ensure competitive and equitable compensation, OpCap reviews the compensation structure periodically and makes adjustments as necessary. As more fully described below, each portfolio manager receives a fixed base salary, a variable bonus opportunity, and a benefits package. Key investment professionals are also eligible to participate in OpCap’s long-term incentive program. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. OpCap attempts to keep its compensation levels at or above the median for similar positions in its local area.

Each portfolio manager’s compensation may consist of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by OpCap. In setting the base salary, OpCap’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, OpCap utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of OpCap over a period between one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Since the establishment of OpCap in 1969, OpCap has been able to attract and retain many outstanding individuals who have been with the firm for many years. The investment professionals have a 9 year average tenure with OpCap an average of 15 years of industry experience.

Required Vote

Approval of the portfolio management agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each of the applicable Funds, as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the applicable Funds present at the Meeting if more than 50% of the outstanding voting securities of the applicable Funds are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the applicable Funds.

If Proposal 3 is not approved by shareholders, the proposed new portfolio management agreement with OpCap will not be implemented, even if approved by shareholders. In such event, the current investment advisory agreement and the current portfolio management agreement will continue in effect pending a determination by the Board of Trustees of the Trust of the most appropriate course of action to pursue in the best interests of your Fund and its shareholders.

The Trustees of Premier VIT unanimously recommend that shareholders of the Balanced Portfolio, Equity Portfolio, Managed Portfolio, and Mid Cap Portfolio vote FOR the approval of the new portfolio management agreement.

PROPOSAL 5. APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT
BETWEEN ALLIANZ GLOBAL AND NACM

This proposal is to be voted on by shareholders of the NACM Small Cap Portfolio.

At the Meeting, you will be asked to approve a new portfolio management agreement between Allianz Global and NACM. On September 10, 2008, the Board unanimously approved an interim portfolio management agreement between OpCap and NACM, effective September 10, 2008. On October 30, 2008, after careful consideration of possible alternatives to the Small Cap Portfolio’s management and portfolio management arrangements, the Board of Trustees, including a majority of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to approve the new portfolio management agreement, pursuant to which NACM would become the Small Cap Portfolio’s new portfolio manager, succeeding Oppenheimer Capital LLC (“OpCap”). The Independent Trustees concluded that approval of the new portfolio management agreement is in the best interest of shareholders, based upon NACM’s experience and because it will allow for continuity in the management of the Fund. See “Board Considerations” below. A general description of the proposed new portfolio management agreement is discussed below. The form of the proposed new portfolio management agreement is attached hereto as Exhibit C.

Proposals 3 and 5 need to be approved by shareholders for this new portfolio management agreement to become effective. The current portfolio management agreement will terminate upon shareholder approval of the new investment advisory agreement.

DESCRIPTION OF THE INTERIM PORTFOLIO MANAGEMENT AGREEMENT

Portfolio Manager’s Responsibilities. Pursuant to the interim portfolio management agreement, NACM provides a continuous investment program for your Fund and determines the composition of your Fund’s assets, including the determination of the purchase, retention, or sale of the securities, cash and other investments for your Fund. NACM is also responsible for broker-dealer and futures commission merchant selection and for negotiation of commission rates.

To the extent permitted by your Fund’s investment policies, NACM is authorized to make decisions for your Fund as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and to execute and perform the same on behalf of your Fund.

In the performance of its duties under the interim portfolio management agreement, NACM (i) conforms with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Trust’s Registration Statement, as supplemented and amended from time to time; (ii) uses reasonable efforts to manage your Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (iii) in the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for your Fund, primarily considers to seek to obtain “best execution” for your Fund (the most favorable price and execution available), except to the extent NACM may be permitted to pay higher brokerage commissions for brokerage and research services if NACM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or NACM’s overall responsibilities with respect to your Fund and to its other clients as to which it exercises investment discretion. NACM is authorized to aggregate orders placed on behalf of your Fund with those of its other clients and may allocate orders to NACM, to NACM’s affiliates or to brokers and dealers that also provide research or statistical research and material, or other services to your Fund or NACM, subject to applicable laws and regulations and not inconsistent with the policies set forth in your Fund’s Registration Statement; (iv) arranges for the transmission to the Trust’s custodian on a daily basis, confirmations, trade tickets and other documents and information reasonably necessary for the custodian to perform its administrative and recordkeeping responsibilities and, upon request, assist the custodian in valuing portfolio securities or other assets of your Fund; (v) upon request, make available to the Trust and OpCap Advisors your Fund’s investment records and ledgers; and (vi) regularly responds to the Trust’s Board of Trustees on your Fund’s investment program and the issuers and securities represented in your Fund’s portfolio.

NACM, unless OpCap Advisors gives written instructions to the contrary, votes all proxies solicited by or with respect to the issuers of securities in which assets of the NACM Small Cap Portfolio may be invested by NACM, and is required to maintain a record of how NACM voted and make the same available to OpCap Advisors upon its request. NACM must use its best good faith judgment to vote such proxies in a manner which best serves the interests of the NACM Small Cap Portfolio’s shareholders.

Expenses. Under the interim portfolio management agreement, NACM pays all expenses incurred by it and its staff and for their activities in connection with its services under the agreement, including those expenses incurred by OpCap Advisors in connection with the calculation of net asset value and certain payments for administrative services.

Compensation Paid to NACM. In return for its services and the expenses it assumes under the interim portfolio management agreement, OpCap Advisors pays NACM a monthly fee, which on an annual basis, is equal to 0.40% per annum of the value of the Small Cap Portfolio’s net assets up to $400 million of assets; 0.375% per annum of the value of the Small Cap Portfolio’s net assets on the next $400 million of assets; and 0.35% per annum of the value of the Small Cap Portfolio’s net assets in excess of $800 million.

The investment advisory fees under the new portfolio management agreement are identical to investment advisory fees under the interim portfolio management agreement.

NACM acts as portfolio manager to other funds having similar investment objectives to the Small Cap Portfolio. See Schedule 1 attached hereto for information pertaining to the size of the other funds and their rates of portfolio management fees.

Non-Exclusivity. Under the interim portfolio management agreement, NACM or its affiliates are permitted to provide similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Small Cap Portfolio) or from engaging in other activities.

Termination or Assignment of the Interim Portfolio Management Agreement. The interim portfolio management agreement remains in effect for a period of 150 days from September 10, 2008. The agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by NACM to the Trust or by OpCap Advisors to NACM. The agreement may also be terminated by the Trust, without the payment of any penalty, upon 60 days’ written notice to NACM by the vote of a majority of all of the Trustees or by the vote of a majority of the outstanding voting securities of the NACM Small Cap Portfolio. The interim portfolio management agreement will automatically terminate in the event of its assignment as that term is defined in the 1940 Act and the rules thereunder.

Liability of NACM. Under the interim portfolio management agreement, NACM, its affiliates and certain controlling persons, are not liable for, or subject to, any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of NACM’s duties, or by reason of reckless disregard of NACM’s obligations and duties under the agreement.

Indemnification. Under the interim portfolio management agreement, NACM agrees to indemnify and hold harmless, OpCap Advisors and certain of its affiliated and controlling persons against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which OpCap Advisors or such affiliated person or controlling person may become subject under the Securities Act of 1933, the 1940 Act, the Investment Advisers Act of 1940, under any other statute, at common law or otherwise, arising out of NACM’s responsibilities to the Trust based upon any misfeasance, malfeasance, or nonfeasance by NACM, any of its employees or representatives, or any affiliate or any other person acting on behalf of NACM or based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Trust or the NACM Small Cap Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to OpCap Advisors, the Trust, or any affiliated person of the Trust by NACM or any affiliated person of NACM; provided, however, that in no case is NACM’s indemnity in favor of OpCap Advisors or any affiliated person or controlling person of OpCap Advisors deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under the agreement. OpCap Advisors agrees to cross-indemnify and hold harmless NACM and certain of its affiliated or controlling persons to the same extent.

BOARD CONSIDERATIONS

Because Allianz Global pays all portfolio management fees under the new portfolio management agreement and remains fully responsible under the new portfolio management agreement for the provision of such services as described above, the Board’s considerations in its approving of the new portfolio management agreement are incorporated with its considerations in approving the new investment advisory agreement (See “Proposal 3 – Board Considerations”).

DESCRIPTION OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT

The terms of the new portfolio management agreement are substantially identical to those of the interim portfolio management agreement, except that the duration and termination provisions under the interim portfolio management agreement provide that such agreement shall remain in effect for a period of 150 days from September 10, 2008. The new portfolio management agreement, with the proposed new investment manager, Allianz Global, provides that such agreement will remain in effect for a period of two years from the date of its execution and may continue thereafter on an annual basis if specifically approved at least annually in a manner required by the 1940 Act.

INFORMATION ABOUT NACM

NACM is a registered investment adviser with the Securities and Exchange Commission, organized as a Delaware limited liability company. NACM is a wholly-owned, indirect subsidiary of Allianz Global Investors of America L.P.

NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of June 30, 2008, NACM had approximately $13.5 billion in assets under management.

The individuals at NACM listed below have primary responsibility for the day-to-day management of the NACM Small Cap Portfolio. In addition to the persons listed below, Horacio A. Valeiras, CFA, is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm, including those performed for the NACM Small Cap Portfolio. He is also a member of the NACM Executive Committee. Prior to joining NACM in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000 Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has 19 years of investment management experience.

Portfolio Manager	Recent Professional Experience
Mark P. Roemer	Joined firm in 2001; 5 years prior experience with Barclays Global Investors (1997-2001) and Kleinwort Benson Investment Management of London

Christoph Hinkelmann, PhD	Joined firm in 2006; 5 years prior experience as assistant professor at Auburn University

Carma Wallace, CFA	Joined firm in 1999; 2 years prior experience with FinEcon and Thefeld, Finch and Abrams

Frank Zhang, PhD	Joined firm in 2008; 2 years prior experience as professor at Yale University; consultant at Goldman Sachs during final year as professor at Yale

DESCRIPTION OF NACM’S INVESTMENT STYLE

Because NACM manages the Small Cap Portfolio using a “small-cap” style, NACM believes that the Small Cap Portfolio’s current investment objective and investment restrictions are flexible enough to permit NACM to manage the portfolio in accordance with its investment philosophy without having to make any changes to the Small Cap Portfolio’s investment objective or investment restrictions.

This Fund’s objective is capital appreciation through a diversified portfolio consisting primarily of securities of smaller market capitalization companies at the time of purchase. Like OpCap, NACM uses a “small-cap” style of investing in its management of the Small Cap Portfolio. However, the investment strategies NACM employs in selecting investments for the Small Cap Portfolio differs from the methodology OpCap previously employed for the Small Cap Portfolio. Under OpCap, the Small Cap Portfolio invested at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase. In managing the Small Cap Portfolio, NACM’s portfolio managers invest in stocks from a universe of companies listed on U.S. exchanges with small market capitalization, generally corresponding to the capitalization range between the 5th to the 95th percentile of the Russell 2000 Index as measured at the time of purchase. As of September 4, 2008, this represented a capitalization range of $300 million to $2.3 billion. NACM may continue to hold an investment for further capital appreciation opportunities even if the company is no longer within the capitalization range for initial purchases.

NACM uses a quantitative process to make individual security selection decisions and to integrate those decisions. NACM’s portfolio managers seek to position the Small Cap Portfolio’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Small Cap Portfolio’s benchmark over time. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of changes such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of NACM, companies with upward earnings revisions and those reporting upward earnings revisions and those reporting earnings above expectations will outperform the market.

When determining whether positive change is sustainable over the long term, NACM analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once NACM has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices. NACM considers whether to sell a particular security when any of these factors materially changes.

Required Vote

Approval of the new portfolio management agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the NACM Small Cap Portfolio, as defined in the 1940 Act and as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% of the voting securities of the NACM Small Cap Portfolio present at the Meeting if more than 50% of the outstanding voting securities of the NACM Small Cap Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the NACM Small Cap Portfolio.

If Proposal 3 is not approved by shareholders of the NACM Small Cap Portfolio, the new portfolio management agreement will not be implemented, even if approved by shareholders. In such event, the current investment advisory agreement and the interim portfolio management agreement will continue in effect pending a determination by the Board of Trustees of the Trust of the most appropriate course of action to pursue in the best interests of your Fund and its shareholders.

The Trustees of Premier VIT unanimously recommend that shareholders of the NACM Small Cap Portfolio vote FOR the approval of the new portfolio management agreement.

PROPOSAL 6. APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT BETWEEN ALLIANZ GLOBAL AND NFJ INVESTMENT GROUP L.P.

This proposal is to be voted on by shareholders of the NFJ Dividend Value Portfolio.

At the Meeting, you will be asked to approve a new portfolio management agreement between Allianz Global and NFJ Investment Group, L.P. (“NFJ”). On October 30, 2008, the Board unanimously approved the new portfolio management agreement and voted to recommend that it be approved by the NFJ Dividend Value Portfolio’s shareholders. The Independent Trustees concluded that approval of the new portfolio management agreement is in the best interest of shareholders, based upon NFJ’s experience and because it will allow for continuity in the management of the Fund. See “Board Considerations” below. A general description of the proposed new portfolio management agreement is included below. The form of the new portfolio management agreement is attached hereto as Exhibit D.

Proposals 3 and 6 need to be approved by shareholders for this new portfolio management agreement to become effective. The current portfolio management agreement will terminate upon shareholder approval of the new investment advisory agreement.

DESCRIPTION OF THE CURRENT PORTFOLIO MANAGEMENT AGREEMENT

Portfolio Manager’s Responsibilities. Pursuant to the current portfolio management agreement, NFJ provides a continuous investment program for your Fund and determines the composition of your Fund’s assets, including the determination of the purchase, retention, or sale of the securities, cash and other investments for your Fund. NFJ is also responsible for broker-dealer and futures commission merchant selection and for negotiation of commission rates.

Expenses. Under the current portfolio management agreement, NFJ pays all expenses incurred by it and its staff and for their activities in connection with its services under the Agreement, including those expenses incurred by OpCap Advisors in connection with the calculation of net asset value and certain payments for administrative services.

BOARD CONSIDERATIONS

Because Allianz Global pays all portfolio management fees under the new portfolio management agreement and remains fully responsible under the new portfolio management agreement for the provision of such services as described above, the Board’s considerations in its approving the new portfolio management agreement are incorporated with its considerations in approving the new investment advisory agreement (See “Proposal 3 – Board Considerations”).

ADDITIONAL INFORMATION ABOUT THE CURRENT PORTFOLIO
MANAGEMENT AGREEMENT

The date when the portfolio management agreement was last approved by the shareholders of the Dividend Value Portfolio was June 10, 2003. The agreement is dated April 1, 2003.

DESCRIPTION OF NEW PORTFOLIO MANAGEMENT AGREEMENT AND
DIFFERENCES BETWEEN THE CURRENT AND NEW PORTFOLIO
MANAGEMENT AGREEMENTS

The new portfolio management agreement with the proposed new investment manager, Allianz Global will be substantially identical to the current portfolio management agreement between OpCap Advisors and NFJ. Subject to the supervision of Allianz Global, NFJ will have full investment discretion and will make all determinations with respect to the investment of the NFJ Dividend Value Portfolio.

The new portfolio management agreement between Allianz Global and NFJ provides that such agreement will remain in effect for a period of two years from the date of its execution and may continue thereafter on an annual basis if specifically approved at least annually in a manner required by the 1940 Act.

INFORMATION ABOUT NFJ

NFJ is proposed to continue to serve as the portfolio manager for the NFJ Dividend Value Portfolio pursuant to the new portfolio management agreement between Allianz Global and NFJ. The new portfolio management agreement between NFJ and Allianz Global will be substantially identical to the current portfolio management agreement between OpCap Advisors and NFJ. Subject to the supervision of Allianz Global, NFJ will have full investment discretion and will make all determinations with respect to the investment of the NFJ Dividend Value Portfolio.

Founded in 1989, NFJ has approximately $30 billion of assets under management as of September 30, 2008. NFJ provides advisory services to mutual funds and institutional accounts. NFJ has its principal offices at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.

Personnel

The following individuals at NFJ have primary responsibility for the day-to-day portfolio management of the NFJ Dividend Value Portfolio:

Name	Recent Professional Experience
Benno J. Fischer	Managing Director and founding partner of NFJ Investment Group. Has over 41 years of experience in portfolio management, investment analysis and research. Formerly, Senior Vice President and Senior
Portfolio Manager at NationsBank.

Jeffrey S. Partenheimer	Managing Director and Portfolio Manager of NFJ Investment Group.
Joined NFJ in 1999. Has over 22 years of experience in financial analysis, portfolio management and large corporate finance. Formerly, treasury director of DSC Communications.

Paul A. Magnuson	Managing Director and Portfolio Manager of NFJ Investment Group.
Joined NFJ in 1992. Has over 22 years of experience in equity analysis and portfolio management. Formerly, assistant vice president at
NationsBank.

Thomas W. Oliver	Portfolio Manager of NFJ Investment Group. Joined NFJ in 2005. Has
over 10 years of experience in accounting, reporting, and financial analysis. Formerly, a manager of corporate reporting at Perot Systems, and an auditor at Deloitte & Touche.

Burns McKinney	Portfolio Manager of NFJ Investment Group. Joined NFJ in 2006. Has
over 12 years’ experience in equity research, financial analysis and investment banking. Formerly, equity analyst at Evergreen Investments and investment banking analyst at Alex Brown.

SERVICES OF NFJ

Portfolio Management. Under the new portfolio management agreement, and subject to the overall supervision of the Board of Trustees and Allianz Global, NFJ will manage the NFJ Dividend Value Portfolio, as set forth in the Trust’s prospectus. NFJ makes investment decisions on behalf of the NFJ Dividend Value Portfolio in accordance with the Portfolio’s investment objectives, policies and restrictions. NFJ also makes available research and statistical data, and supervises the acquisition and disposition of investments by the Portfolio, including the selection of the brokers or dealers to carry out portfolio transactions.

Description of NFJ’s Investment Style. NFJ uses a value investing style focusing on companies whose stocks NFJ believes have low valuations. NFJ uses quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, NFJ analyzes factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates), and fundamental changes. NFJ also classifies the Fund’s selection universe by industry and then identifies what NFJ believes to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. In addition, a portion of the stocks selected for the Fund is identified primarily on the basis of their dividend yields. NFJ still further narrows the universe through a combination of qualitative analysis and fundamental research. The Funds may also invest a portion of its assets in non-U.S. securities, including emerging markets securities.

Compensation Paid to NFJ. In return for its services and the expenses it assumes under the current portfolio management agreement, OpCap Advisors pays NFJ a monthly fee, which on an annual basis, is equal to an annual rate of 0.40% of the first $400 million of average daily net assets, 0.375% on the next $400 million of average daily net assets and 0.35% of average daily net assets in excess of $800 million with respect to the NFJ Dividend Value Portfolio. OpCap Advisors believes that the investment management fee structure for the Trust and the NFJ Dividend Value Portfolio is reasonable and competitive as compared to the fees paid by similar funds in the marketplace as well as similar products advised or sub-advised by it or its affiliates. NFJ also provides portfolio management services to other mutual funds. It should also be noted that, as a general rule, the Portfolio generally requires a more intensive effort on the part of NFJ’s portfolio management group than is required for managed accounts. This is primarily due to the additional regulatory requirements applicable to investment companies.

The investment advisory fees under the new portfolio management agreement are identical to investment advisory fees under the current portfolio management agreement. NFJ acts as portfolio manager to other funds having similar investment objectives to the Small Cap Portfolio. See Schedule 1 attached hereto for information pertaining to the size of the other funds and their rates of portfolio management fees.

Portfolio Trading. In providing portfolio management services to the NFJ Dividend Value Portfolio, NFJ makes extensive use of the resources of numerous sources throughout the investment community. As part of this process, NFJ receives ideas and information from a wide spectrum of firms supplying institutional brokerage services and with whom NFJ executes portfolio transactions. The use of information provided by broker-dealers with whom NFJ does business serves to reduce the cost of providing portfolio management services to the Portfolio. The present advisory fee structure contemplates that NFJ may obtain research information from broker-dealers with whom the Portfolio effects securities transactions on an agency basis. If Allianz Global were to assume responsibility for the Portfolio’s portfolio management, it would observe similar standards.

Employee Compensation

NFJ believes that its employee compensation structure is adequate to attract and retain high-caliber professionals. The compensation structure is competitive and there are provisions for incentives based on the financial performance of NFJ as well as each individual’s contribution to the success of NFJ’s portfolio management activities. To ensure competitive and equitable compensation, NFJ reviews the compensation structure periodically and makes adjustments as necessary.

Since the establishment of NFJ in 1989, NFJ has been able to attract and retain many outstanding individuals who have been with the firm for many years. The seven Portfolio Managers have an average tenure of 10 years with the firm.

Required Vote

Approval of the new portfolio management agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the NFJ Dividend Value Portfolio, as defined in the 1940 Act and as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% of the voting securities of the NFJ Dividend Value Portfolio present at the Meeting if more than 50% of the outstanding voting securities of the NFJ Dividend Value Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the NFJ Dividend Value Portfolio.

If Proposal 3 is not approved by shareholders of the NFJ Dividend Value Portfolio, the new portfolio management agreement will not be implemented, even if approved by shareholders. In such event, the current investment advisory agreement and current portfolio management agreement will continue in effect pending a determination by the Board of Trustees of the Trust of the most appropriate course of action to pursue in the best interests of your Fund and its shareholders.

The Trustees of Premier VIT unanimously recommend that shareholders of the NFJ Dividend Value Portfolio vote FOR the approval of the new portfolio management agreement.

PROPOSAL 7. APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT BETWEEN ALLIANZ GLOBAL AND PIMCO

This proposal is to be voted on by shareholders of the OpCap Managed Portfolio (fixed income portion).

At the Meeting, you will be asked to approve a new portfolio management agreement between Allianz Global and Pacific Investment Management Company LLC (“PIMCO”). On October 30, 2008, the Board unanimously approved the new portfolio management agreement and voted to recommend that it be approved by the OpCap Managed Portfolio’s shareholders. The Independent Trustees concluded that approval of the new portfolio management agreement is in the best interest of shareholders, based upon PIMCO’s experience and because it will allow for continuity in the management of the Fund. See “Board Considerations” below. A general description of the proposed new portfolio management agreement is included below. The form of the new portfolio management agreement is attached hereto as Exhibit E.

On October 30, 2008, after careful consideration of possible alternatives to your Fund’s current portfolio management arrangements, the Board of Trustees determined that it would be in the best interests of your Fund and its shareholders to select PIMCO to continue as portfolio manager to the fixed income side of the Managed Portfolio. At this meeting, the Trustees approved, subject to shareholder approval, the new portfolio management agreement, pursuant to which PIMCO would remain your Fund’s portfolio manager.

Proposals 3 and 7 need to be approved by shareholders for this new portfolio management agreement to become effective. The current portfolio management agreement will terminate upon shareholder approval of the new investment advisory agreement.

ADDITIONAL INFORMATION ABOUT THE CURRENT PORTFOLIO MANAGEMENT AGREEMENT

The date when the portfolio management agreement was last approved by the shareholders of the Managed Portfolio was March 3, 2000. The Agreement is dated March 1, 2000.

DESCRIPTION OF THE CURRENT PORTFOLIO MANAGEMENT AGREEMENT

Portfolio Manager’s Responsibilities. Pursuant to the current portfolio management agreement, PIMCO provides a continuous investment program for the OpCap Managed Portfolio and determines the composition of the Portfolio’s assets, including the determination of the purchase, retention, or sale of the securities, cash and other investments for the Portfolio. PIMCO is also responsible for broker-dealer and futures commission merchant selection and for negotiation of commission rates.

To the extent permitted by the Fund’s investment policies, PIMCO will make decisions as to foreign currency matters with respect to the assets managed by PIMCO and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Fund.

As of October 31, 2008, PIMCO managed approximately 45% of the Managed Portfolio’s total portfolio. OpCap managed the remaining 55% of the Managed Portfolio’s total portfolio, as discussed in Proposal 4.

Expenses. Under the current portfolio management agreement, PIMCO pays all expenses incurred by it and its staff and for their activities in connection with its services under the agreement,

including those expenses incurred by Allianz Global in connection with the calculation of net asset value and certain payments for administrative services.

BOARD CONSIDERATIONS

Because Allianz Global pays all portfolio management fees under the new portfolio management agreement and remains fully responsible under the new portfolio management agreement for the provision of such services as described above, the Board’s considerations in its approving the new portfolio management agreement are incorporated with its considerations in its approving the new investment advisory agreement (See “Proposal 3 – Board Considerations”).

DESCRIPTION OF NEW PORTFOLIO MANAGEMENT AGREEMENT AND DIFFERENCES BETWEEN THE CURRENT AND NEW PORTFOLIO MANAGEMENT AGREEMENTS

The new portfolio management agreement with the proposed new investment manager, Allianz Global, will be substantially identical to the current portfolio management agreement between OpCap Advisors and PIMCO. Subject to the supervision of Allianz Global, PIMCO will have full investment discretion and will make all determinations with respect to fixed income investments of the OpCap Managed Portfolio.

The new portfolio management agreement between Allianz Global and PIMCO provides that such agreement will remain in effect for a period of two years from the date of its execution and may continue thereafter on an annual basis if specifically approved at least annually in a manner required by the 1940 Act.

INFORMATION ABOUT PIMCO

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2008, PIMCO had approximately $790 billion in assets under management.

Personnel

The following individual at PIMCO has primary responsibility for the day-to-day portfolio management of the fixed income portion of the OpCap Managed Portfolio:

Name of Portfolio Manager and
Applicable OpCap Managed
Portfolio	Recent Professional Experience
William H. Gross Fixed Income Portion of Managed Portfolio	Managing Director, Portfolio Manager and Co-Chief Investment Officer and Founding Partner of PIMCO in 1971. Has over thirty-five years of investment experience.

Services of PIMCO

Portfolio Management. Under the new portfolio management agreement, and subject to the overall supervision of the Board of Trustees and Allianz Global, PIMCO is proposed to continue to manage the fixed income portion of the OpCap Managed Portfolio as set forth in the prospectus. The new portfolio management agreement between PIMCO and Allianz Global will be substantially identical to the current portfolio management agreement between OpCap Advisors and PIMCO. PIMCO makes investment decisions on the OpCap Managed Portfolio in accordance with the Portfolio’s investment objective, policies and restrictions. PIMCO makes available research and statistical data, and supervises the acquisition and disposition of investments in debt securities by the OpCap Managed Portfolio, including the selection of the brokers or dealers to carry out debt securities transactions.

In selecting debt securities, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. and foreign economies, the financial markets and other factors.

PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads.

In providing portfolio management services to the OpCap Managed Portfolio, PIMCO makes extensive use of the resources of numerous sources throughout the investment community. As part of this process, PIMCO receives ideas and information from a wide spectrum of firms supplying institutional brokerage services and with whom PIMCO executes portfolio transactions. Ordinarily, PIMCO’s trades for the OpCap Managed Portfolio will be made on a principal basis and, accordingly, except in the case of underwritten offerings, there is ordinarily no stated commission or fee. In the unusual case where a commission is paid, PIMCO causes the OpCap Managed Portfolio to pay such broker-dealers in excess of the commissions other broker-dealers may have charged only when it has been determined in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided. The use of information provided by broker-dealers with whom the Trust does business serves to reduce the cost of providing portfolio management services to the OpCap Managed Portfolio. The present advisory fee structure contemplates that PIMCO may obtain research information from broker-dealers with whom PIMCO effects securities transactions on an agency basis, and the OpCap Managed Portfolio’s advisory fees would not be reduced as a consequence of PIMCO’s receipt of research. If Allianz Global were to assume responsibility for the Portfolio’s portfolio management, it would observe similar standards.

The investment decision-making process is derived from PIMCO’s view that major shifts in portfolio strategy are driven by long-term, or secular economic trends as opposed to short-term aberrations.

Each year PIMCO conducts a “Secular Forum,” at which time a global outlook for the next three to five years is considered for purposes of forecasting interest rate levels. The forecasts are based on a wide range of economic, political and social considerations and trends. All of the investment professionals of PIMCO participate to varying degrees in the Secular Forum, and all vote on the likelihood of various scenarios in order to arrive at a consensus as to the anticipated direction of interest rates. Based on this consensus, a range is set for the maturity or duration of a portfolio or a group of portfolios.

An “Economic Forum” is held quarterly, which focuses on a cyclical (three to twelve month) outlook of the global economy. At this time, changes in duration within the range established at the Secular Forum may be decided upon. In addition, weekly meetings are held by PIMCO’s Investment Strategy Group to discuss various issues. On a daily basis, the portfolio manager implements investment strategy for PIMCO’s portion of the OpCap Managed Portfolio. He makes the key decisions with respect to determining sectors of the bond markets in which to invest and the selection of individual securities.

Compensation Paid to PIMCO. Allianz Global will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets managed by PIMCO with respect to the fixed income portion of the OpCap Managed Portfolio. Allianz Global believes that the investment management fee structure for the Trust and the Portfolio is reasonable and competitive as compared to the fees paid by similar funds in the marketplace as well as similar products advised or sub-advised by it or its affiliates.

The portfolio management fees under the new portfolio management agreement are identical to portfolio management fees under the current portfolio management agreement.

While PIMCO also provides advisory and sub-advisory services to other mutual funds, there are no comparable proprietary or sub-advised products to the OpCap Managed Portfolio to report.

Portfolio Trading. The overriding objective of PIMCO’s trade allocation procedures is to achieve fair and equitable treatment of client accounts. PIMCO’s procedure is designed to ensure that trade allocations are timely, that no set of trade allocations is accomplished to unfairly advantage one client over another, and that over time our client accounts are treated equitably, even though a specific trade may have the effect of benefiting one account as against another when viewed in isolation.

PIMCO’s trade allocation procedure is part of its portfolio management process. PIMCO accounts are managed with reference to a model that applies a set of biases or deviations relative to the risk exposures and performance characteristics (such as duration, convexity and yield) of a relevant benchmark index.

On a regular basis, portfolio managers review all client accounts to identify those whose current risk exposures and/or performance characteristics differ significantly from the appropriate model. Accounts with similar investment objectives and guidelines generally share certain risk exposures and performance characteristics with the model (“performance characteristic parity”), and any differential in risk or performance of an account from the model (“performance characteristic variance”) typically is due to one or more of the following factors: (1) subsequent valuation differences in securities that, at the time of acquisition, had similar risk exposures and performance characteristics (which valuation differences can be the result of small differences in market valuation, the effects of the bankruptcy or of a credit upgrade or downgrade of a particular issuer or other factors); (2) the timing of purchases needed to construct portfolios for new accounts; (3) withdrawals from, contributions to and/or excess cash in existing accounts; (4) client sensitivities preferences, guidelines or restrictions that require variation from the model; (5) measurement benchmarks peculiar to some accounts; and (6) other account-specific factors.

When unexpected performance characteristic variance exists in an account, a goal of portfolio management (and thus a principle of trade allocation) is to mange the characteristics of that account’s portfolio toward performance characteristic parity with the model (i.e., to minimize performance characteristic variance from the model).

Employee Compensation

PIMCO believes that its employee compensation structure is adequate to attract and retain high-caliber professionals. The compensation structure is market competitive with provisions for performance based annual and long-term incentives. Certain employees are also entitled to participate in a deferred compensation plan. To ensure competitive and equitable compensation, PIMCO reviews the compensation structure periodically and makes adjustments as necessary. The portfolio manager, who is also the Chief Investment Officer of PIMCO, is contractually committed to PIMCO for a period of years. He is also eligible to participate in other long-term, performance based incentives.

Since the establishment of PIMCO in 1971, PIMCO has been able to attract and retain many outstanding individuals who have been with the firm for many years. PIMCO has 30 Managing Directors and 38 Executive Vice Presidents who together have an average tenure of 12 years with the firm.

Required Vote

Approval of the new portfolio management agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the OpCap Managed Portfolio, as defined in the 1940 Act and as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% of the voting securities of the OpCap Managed Portfolio present at the Meeting if more than 50% of the outstanding voting securities of the OpCap Managed Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the OpCap Managed Portfolio.

If Proposal 3 is not approved by shareholders of the OpCap Managed Portfolio, the new portfolio management agreement will not be implemented, even if approved by shareholders. In such event, the current investment advisory agreement and current portfolio management agreement will continue in effect pending a determination by the Board of Trustees of the Trust of the most appropriate course of action to pursue in the best interests of your Fund and its shareholders.

The Trustees of Premier VIT unanimously recommend that shareholders of the OpCap Managed Portfolio vote FOR the approval of the new portfolio management agreement.

INFORMATION CONCERNING OUTSTANDING SHARES

At the close of business on the Record Date, the number of shares outstanding was as follows:

OpCap Balanced Portfolio	2,377,815
OpCap Equity Portfolio	434,565
OpCap Managed Portfolio	5,062,564
OpCap Mid Cap Portfolio	5,919,240
NACM Small Cap Portfolio	5,202,548
NFJ Dividend Value Portfolio	542,034

The officers and trustees of the Trust cannot directly own shares of the Funds unless they purchase the Funds for variable annuity and variable life insurance contracts that they own through certain life insurance companies. At October 31, 2008, the officers and trustees of the Trust as a group beneficially owned less than one percent of the outstanding shares of any Fund.

As of the record date, to the best knowledge of the Trust, the following life insurance companies owned beneficially or of record more than 5% of the outstanding shares of a Fund:

Equity Portfolio

	Number of Shares	Percentage of Class
Name	Owned	Outstanding

Lincoln Benefit Life	169,080.15	38.92%

Nationwide Life & Annuity	114,576.93	26.38%

Sun Life Financial	97,777.65	22.51%

ACL Personal Portfolio Annuity	22,873.87	5.27%

Small Cap Equity Portfolio

	Number of Shares	Percentage of Class
Name	Owned	Outstanding

Prudential Insurance Co. of America	2,612,397.42	50.23%

Lincoln Benefit Life	958,272.04	18.42%

Prudential Insurance Co.	312,782.30	6.01%

Managed Portfolio

		Percentage of
	Number of Shares	Class
Name	Owned	Outstanding

Prudential Insurance Co. of America	3,552,474.90	70.19%

CG Individual Annuity Separate Account	339,198.62	6.70%

American General Investment Management	293,320.04	5.80%

MidCap Portfolio

	Number of Shares	Percentage of Class
Name	Owned	Outstanding

Allianz Life Insurance Company of America	3,045,850.31	52.08%

Allianz Life Accounts	2,027,648.82	34.67%

ING Life Insurance & Annuity Co.	354,295.89	6.06%

NFJ Dividend Value Portfolio

	Number of Shares	Percentage of Class
Name	Owned	Outstanding

Merrill Lynch Separate Account	270,589.39	38.30%

Great West Life & Annuity COLI VUL-7 Series Account	185,514.36	34.23%

Allianz Global Investors	148,914.79	27.47%

Balanced Portfolio

	Number of Shares	Percentage of Class
Name	Owned	Outstanding

Lincoln Benefit Life	2,122,664.64	89.50%

Lincoln Benefit Life Co.	247,044.84	10.42%

FUTURE SHAREHOLDER PROPOSALS

The Trust is not required to hold annual meetings of shareholders. Since the Trust does not normally hold annual meetings of shareholders, the anticipated date of the next meeting of shareholders cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a meeting of shareholders must be received by the Trust at a reasonable time before the proxy statements are printed and mailed to shareholders. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

The Trustees do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and does not currently intend to hold any meeting of shareholders other than the one discussed in this Proxy Statement. The Board will call a special meeting of shareholders of the Fund or class only if required under the 1940 Act or in its discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or class entitled to vote at such meeting. Shareholders who wish to submit proposals for inclusion at any future shareholder meeting should send their written proposals to the Trust’s Secretary at the Trust’s principal executive office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholder Reports. Your Fund provides periodic reports to all shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of your Fund’s annual report for its fiscal year ended December 31 and a copy of any more recent semi-annual report, without charge, by calling 800-700-8258 or writing your Fund at c/o OpCap Advisors LLC, 1345 Avenue of the Americas, New York, NY 10105.

The names and addresses of your Fund’s investment adviser, portfolio managers, administrator and distributor are as follows:

Investment Manager and Administrator

OpCap Advisors LLC

1345 Avenue of the Americas

New York, New York 10105

Portfolio Managers

Oppenheimer Capital

(OpCap Balanced, Equity, Managed (equity portion), and MidCap Portfolios)

1345 Avenue of the Americas

New York, New York 10105

NACM (NACM Small Cap Portfolio)

600 West Broadway, 30th Floor

San Diego, California 92101

NFJ (NFJ Dividend Value Portfolio)

2100 Ross Avenue, Suite 700

Dallas, Texas 75201

PIMCO (OpCap Managed Portfolio — fixed income portion)

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

By Order of the Board of Trustees

Thomas J. Fuccillo, Secretary

SCHEDULE 1

The table below sets forth the net assets and portfolio management fees of comparable funds or other accounts managed by the applicable Portfolio Managers.

Comparable Funds for OpCap Balanced Fund

Net Assets	Fees

$2,476,722	from 14.4 to 24 basis points (“bps”)

$22,545,657	from 30 to 40 bps

Comparable Funds for OpCap Equity Fund

Net Assets	Fees

$2,402,451	from 37.5 to 75 bps

$10,284,713	from 37.5 to 75 bps

Comparable Funds for NACM Small Cap Fund

Net Assets	Fees

$48,818,908	70 bps

$649,515,802	from 70 to 85 bps

Comparable Funds for NFJ Dividend Value Fund

Net Assets	Fees

$6,170,342,108.79	35 bps

$8,456,454,033.60	from 35 to 85 bps

NOTE: The Portfolio Managers of OpCap Managed and OpCap Mid Cap Funds do not manage funds or other accounts that would be comparable to these Funds.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the 15th day of January, 2009, by and between PREMIER VIT (formerly called PIMCO Advisors VIT, before that, OCC Accumulation Trust, before that, Quest for Value Accumulation Trust and before that, Quest for Value Asset Builder Trust), a Massachusetts business trust (the “Fund”) and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Fund is an open-end, diversified, management investment company, organized in “series” form and comprised of six separate investment portfolios (the “Portfolios” or the “Series”) and is registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940 (the “1940 Act”);

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Fund and the Manager agree as follows:

1. General Provisions

The Fund hereby employs the Manager and the Manager hereby undertakes to act as the investment adviser of the Fund in connection with and for the benefit of each Portfolio, including any Portfolio hereafter created, and to perform for the Fund and for each of the Portfolios such other duties and functions in connection with each Portfolio for the period and on such terms as set forth in this Agreement. The Manager shall, in all matters, give to the Fund and its Board of Trustees (the “Trustees”) the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Fund to conform to:

(a) the provisions of the 1940 Act and any rules or regulations thereunder;

(b) any other applicable provisions of state or federal law;

(c) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time;

(d) the policies and determinations of the Trustees;

(e) the investment objectives and policies and investment restrictions of each Portfolio as reflected in the registration statement of the Fund under the 1940 Act or as such objectives, policies and restrictions may from time to time be amended; and

(f) the prospectus, if any, of the Fund in effect from time to time.

The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees or officers with respect to any matters dealing with the Fund’s business affairs, including the valuation of any securities held by the Fund for the benefit of any Portfolio that are either not registered for public sale or not being traded on any securities market.

2. Investment Management

(a) The Manager shall, subject to the direction and control by the Trustees, separately with respect to each Portfolio: (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies, and the purchase and sale of securities and commodities; (ii) supervise continuously and determine the securities and commodities to be purchased or sold by the Fund and the portion, if any, of the Fund’s assets to be held uninvested; and (iii) arrange, subject to the provisions of Section 6 hereof, for the purchase and sale of securities, commodities and other investments by the Fund.

(b) The Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, including entering into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services; provided, however, that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of Section 5 hereof.

(c) So long as the Manager shall have acted with due care and in good faith, the Manager shall not be liable to the Fund or its shareholders for any error in judgment, mistake of law, or any other act or omission in the course of or connected with, rendering services hereunder, including without limitation, any losses which may be sustained by the Fund or its shareholders as a result of the purchase, holding, redemption, or sale of any security by the Fund irrespective of whether the determinations of the Manager relative thereto shall have been based, in whole or in part, upon the investigation, research or recommendation of any other individual, firm or corporation believed by the Manager to be reliable. Nothing herein contained shall, however, be construed to protect the Manager against any liability to the Fund or its shareholders arising out of the Manager’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under this Agreement.

(d) Nothing in this Agreement shall prevent the Manager, any parent, subsidiary or affiliate, or any director or officer thereof, from acting as investment adviser for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its directors, officers, stockholders or employees from buying, selling or trading any securities or commodities for its or their own account or for the account of others for whom it or they may be acting, if such activities will not adversely affect or otherwise impair the performance by the Manager of its duties and obligations under this Agreement.

3. Other Duties of the Manager

The Manager shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel and shall be required to provide effective corporate administration for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund, (2) the preparation and filing of such reports related to the Fund or to any Portfolio as shall be required by federal securities laws and various state “blue sky” laws, (3) composition of periodic reports with respect to its operations for shareholders of the Fund and (4) composition of proxy materials for meetings of the Fund’s shareholders.

4. Allocation of Expenses

The Manager will bear all costs and expenses of its employees and overhead incurred by it in connection with its duties hereunder except as noted in Section 5 below. All other expenses (other than those to be paid by the Fund’s distributor under a distribution agreement), shall be paid by the Fund, including, but not limited to:

(a) interest expense, taxes and governmental fees;

(b) brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s securities and commodities holdings;

(c) insurance premiums for fidelity and other coverage requisite to the Fund’s operations;

(d) fees of the Trustees other than those who are interested persons of the Fund and out-of-pocket travel expenses for all Trustees and other expenses incurred by the Fund in connection with Trustees’ meetings;

(e) outside legal, accounting and audit expenses;

(f) custodian, dividend disbursing, and transfer agent fees and expenses;

(g) expenses in connection with the issuance, offering, sale or underwriting of securities issued by the Fund, including preparation of stock certificates;

(h) fees and expenses, other than as hereinabove provided, incident to the registration or qualification of the Fund’s shares for sale with the Commission and in various states and foreign jurisdictions;

(i) expenses of printing and mailing reports and notices and proxy material to the Fund’s shareholders;

(j) all other expenses incidental to holding meetings of the Fund’s shareholders;

(k) expenses of organizing the Fund; and

(l) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligation the Fund may have to indemnify its officers and Trustees with respect thereto.

Notwithstanding the foregoing, the Manager shall pay all salaries and fees of each of the Fund’s officers and Trustees who are interested persons of the Manager.

5. Compensation of the Manager

(a) The Fund agrees to pay the Manager, and the Manager agrees to accept as full compensation for the performance of all its functions and duties to be performed hereunder, a fee based on the total net assets of each Portfolio at the end of each business day. Determination of net asset value of each Portfolio will be made in accordance with the policies disclosed in the Fund’s registration statement under the 1940 Act. The fee is payable at the close of business on the last day of each calendar month and shall be made on the first business day following such last calendar day. The payment due on such day shall be computed by (1) adding together the results of multiplying (i) the total net assets of each Portfolio on each day of the month by (ii) the applicable daily fraction of the annual advisory fee percentage rate for such Portfolio as set forth on Schedule A hereto and then (2) adding together the total monthly amounts computed for each Portfolio.

(b) In the event the operating expenses (net of any expense offsets) of the Fund, including any amounts payable to the Manager pursuant to subsection (a) hereof, but excluding the amount of any interest, taxes, brokerage commissions, distribution fees, and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund for any fiscal year ending on a date during which this Agreement is in effect, exceed the most restrictive state law provisions in effect in states where the Fund is qualified to be sold, the Manager will pay or refund to the Fund any such excess amount. In addition, the Manager shall waive any amounts payable to the Manager pursuant to subsection (a) hereof, and reimburse the Fund such that total operating expenses (net of any expense offsets) of each of the Portfolios of the Fund do not exceed 1.00% of their respective average daily net assets. Whenever the expenses of a Portfolio exceed a pro rata portion of the expense limitations stated above, the monthly amount payable to the Manager will be reduced or postponed in the amount of such excess.

6. Portfolio Transactions and Brokerage

(a) The Manager is authorized, in arranging the purchase and sale of the Fund’s portfolio securities, to employ or deal with such members of securities exchanges and brokers or dealers (“broker/dealer”), as may, in the Manager’s best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the “best execution” (prompt and reliable execution of the Fund’s securities transactions at the most favorable security prices obtainable of the Fund’s securities transactions) as well as to obtain, consistent with the provisions of subparagraph (c) of this Section 6, the benefit of such investment information or research as will be of significant assistance to the Manager in the performance of its functions and duties under this Agreement.

(b) The Manager shall select broker/dealers to effect the Fund’s securities transactions on the basis of its estimate of the ability of such broker/dealers to obtain best execution of particular and related securities transactions. The ability of a broker/dealer to obtain best execution of particular securities transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations, including, insofar as feasible, the execution capabilities required by the transactions; the ability and willingness of the broker/dealer to facilitate the Fund’s securities transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker/dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; and any other matters relevant to the selection of a broker/dealer for particular and related transactions of the Fund.

(c) The Manager shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund’s securities transactions to broker/dealers qualified to provide best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934 (the “1934 Act”)) for the Fund and/or other accounts for which the Manager exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act) and to cause the Fund to pay such broker/dealers a commission for effecting a securities transaction for the Fund that is in excess of the amount of commission another broker/dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if the Manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker/dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. In reaching such determination, the Manager will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided by such broker/dealer. In demonstrating that such determinations were made in good faith, the Manager shall be prepared to show that all commissions were allocated to such broker/dealers for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Trustees were reasonable in relation to the benefits received by the Fund. Such research information may be in written form or through direct contact with individuals, and may include information on particular companies and industries as well as market, economic or institutional activity areas.

(d) The Manager shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular securities transactions or to select any broker/dealer on the basis of its purported or “posted” commission rate, although it will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker/dealers and to minimize the expense incurred by the Fund for effecting its securities transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of the Trustees and the provisions of this Section 6.

(e) Sales of shares of the Fund and/or shares of the other investment companies managed by the Manager or distributed by the Fund’s distributor may, subject to applicable rules covering the distributor’s activities in this area, also be considered as a factor in the direction of securities transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. Those other investment companies may also give similar consideration relating to the sale of the Fund’s shares.

(f) When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Manager or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (“free trades”) usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

7. Duration

This Agreement will become effective as of the date hereof. This Agreement will continue in effect for two years from the date hereof and thereafter (unless sooner terminated in accordance with this agreement) for successive periods of twelve months so long as each continuance shall be specifically approved at least annually with respect to each Portfolio by (1) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (2) a majority of the Trustees or of a majority of the outstanding voting securities of the respective Portfolios of the Fund.

8. Termination

This Agreement may be terminated (i) by the Manager at any time, without payment of any penalty upon giving the Fund ninety (90) days’ written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time, without payment of any penalty upon sixty (60) days’ written notice to the Manager (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by the vote of the majority of all of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolios of the Fund with respect to which notice of termination has been given to the Manager.

9. Amendment or Assignment

This Agreement may be amended with respect to a Portfolio only if such amendment is specifically approved by (i) the vote of the outstanding voting securities of such Portfolio and (ii) a majority of the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval, provided that this Agreement may be amended to add a new Portfolio or delete an existing Portfolio without a vote of the shareholders of any other Portfolio covered by this Agreement. This Agreement shall automatically and immediately terminate in the event of its assignment, as that term is defined in the 1940 Act and the rules thereunder provided.

10. Governing Law

This Agreement shall be interpreted in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act, other securities laws and rules thereunder. To the extent that the applicable laws of the State of New York, other securities laws or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

11. Severability

If any provisions of this Agreement shall be held or made unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Definitions

As used in this Agreement, the terms “interested person” and “vote of a majority of the outstanding securities” shall have the respective meanings set forth in Sections 2(a)(19) and 2(a)(42) of the 1940 Act.

13. No Liability of Shareholders

This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made May 12, 1994. None of the shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

14. Notice of Change in Partnership of Manager

The Manager agrees to notify the Fund within a reasonable period of time regarding a material change in the membership of the Manager.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREMIER VIT

By:
Title:

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:

Title:

Schedule A
to
Investment Advisory Agreement between Premier VIT and Allianz Global Investors Fund
Management LLC

Annual Fee as a Percentage of
Name of Series	Daily Net Assets

Equity Portfolio	0.80% on first $400 million
0.75% on next $400 million
0.70% thereafter

Mid Cap Portfolio	0.80% on first $400 million
0.75% on next $400 million
0.70% thereafter

Small Cap Portfolio	0.80% on first $400 million
0.75% on next $400 million
0.70% thereafter

Managed Portfolio	0.80% on first $400 million
0.75% on next $400 million
0.70% thereafter

Balanced Portfolio	0.80% on first $400 million
0.75% on next $400 million
0.70% thereafter

Dividend Value Portfolio	0.80% on first $400 million
0.75% on next $400 million
0.70% thereafter

EXHIBIT B

FORM OF
PORTFOLIO MANAGEMENT AGREEMENT
(Balanced, Equity, Managed (Equity Portion), and Mid Cap Portfolios)

AGREEMENT made as of this 15th day of January, 2009 between Allianz Global Investors Fund Management LLC (the “Adviser”), a Delaware limited liability company, and Oppenheimer Capital LLC (the “Portfolio Manager”), a Delaware limited liability company.

WHEREAS, Premier VIT (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series, with each such series representing interests in a separate portfolio; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Investment Advisory Agreement dated as of January 15th, 2009, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1.      Appointment.  The Adviser hereby appoints the Portfolio Manager to act as sub-advisor to the Funds set forth in Schedule A (the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2.      Portfolio Management Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds (with respect to assets managed by the Portfolio Manager), including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters with respect to assets managed by the Portfolio Manager and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

(a)      Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

(b)      Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(c)      Is responsible, in connection with its responsibilities under this Section 2, for decisions with respect to the assets managed by the Portfolio Manager, to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

(d)      May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(e)      Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(f)      Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

(g)      Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(h)      Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

(i)      Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i)      been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii)      been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person to required be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3.      Disclosure about Portfolio Manager.  The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, as filed with the SEC.

4.      Expenses.  During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement, including, with respect to the Funds, those expenses incurred by the Adviser in connection with the calculation of net asset value and certain payments for administrative services. Except as set forth in the preceding sentence, the Portfolio Manager shall not be responsible for any of the following:

(a) Expenses of all audits by the Trust’s independent public accountants;

(b) Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(c) Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

(e) Expenses of obtaining Portfolio Activity Reports for each Fund;

(f) Expenses of maintaining the Trust’s tax records;

(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

(h) Taxes, if any, levied against the Trust or any of its series;

(i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

(j) Costs, including the interest expenses, of borrowing money;

(k) Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports and regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities or insurance authorities;

(l) The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m) Costs of printing stock certificates, if any, representing Shares of the Trust;

(n) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(p) Association membership dues;

(q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5.      Compensation.  For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6.      Seed Money.  The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7.      Compliance.

(a)  The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio

Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b)  The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.     Independent Contractor.  The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9.     Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10.     Cooperation.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.     Services Not Exclusive.  It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12.     Liability.  Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

13.     Indemnification.  The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14.     Duration and Termination.  This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund. This Agreement may be terminated:

(a)    by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

(b)    by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

(c)    by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15.     Agreement and Declaration of Trust.  A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

16.     Proxies.   Unless the Adviser gives written instructions to the contrary, the Portfolio Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested by the Portfolio Manager. The Portfolio Manager shall maintain a record of how the Portfolio Manager voted and such record shall be available to the Adviser upon its request. The Portfolio Manager shall use its best good faith judgement to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

17.     Notices.  Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whim it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or by facsimile.

If to the Adviser:	Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas, 4th Flr. New York, NY 10105-4800 Fax: 212-739-3948 Attention: Legal Department cc: Fund Administration

If to the Portfolio Manager:	Oppenheimer Capital LLC 1345 Avenue of the Americas, 50th Flr. New York, NY 10105-4800 Fax: 212-739-3948 Attention: Legal Department cc: Fund Administration

18.     Confidential Information.  The Portfolio Manager shall maintain the strictest confidence regarding the business affairs of the Fund. Written reports furnished by the Portfolio Manager to the Advisor shall be treated by the Advisor and the Portfolio Manager as confidential and for the exclusive use and benefit of the Advisor except as disclosure may be required by applicable law.

19.     Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

Allianz Global Investors Fund Management LLC

By:
Title:

OPPENHEIMER CAPITAL LLC

By:
Title:

Schedule A

Fund	Annual Fee Rate*

Balanced Portfolio	0.40% on first $400 million
0.375% on next $400 million
0.35% thereafter

Equity Portfolio	0.40% on first $400 million
0.375% on next $400 million
0.35% thereafter

Managed Portfolio	0.40% on first $400 million
(Equity Portion)	0.375% on next $400 million
0.35% thereafter

Mid Cap Portfolio	0.40% on first $400 million
0.375% on next $400 million
0.35% thereafter

* The Annual Fee Rates are based on the average daily net assets of the particular Portfolio taken separately.

EXHIBIT C

FORM OF
PORTFOLIO MANAGEMENT AGREEMENT
(NACM Small Cap Portfolio)

AGREEMENT made as of this 15th day of January, 2009 between Allianz Global Investors Fund Management LLC (the “Adviser”), a Delaware limited liability company, and Nicholas-Applegate Capital Management LLC (the “Portfolio Manager”), a Delaware limited liability company.

WHEREAS, Premier VIT (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series, with each such series representing interests in a separate portfolio; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Investment Advisory Agreement dated as of January 15th, 2009, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1.     Appointment.  The Adviser hereby appoints the Portfolio Manager to act as sub-advisor to the Funds set forth in Schedule A (the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2.     Portfolio Management Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds (with respect to assets managed by the Portfolio Manager), including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters with respect to assets managed by the Portfolio Manager and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

(a)    Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

(b)    Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(c)    Is responsible, in connection with its responsibilities under this Section 2, for decisions with respect to the assets managed by the Portfolio Manager, to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

(d)    May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(e)    Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(f)    Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

(g)    Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(h)    Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

(i)    Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i)    been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii)    been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person to required be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3.     Disclosure about Portfolio Manager.  The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, as filed with the SEC.

4.     Expenses.  During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement, including, with respect to the Funds, those expenses incurred by the Adviser in connection with the calculation of net asset value and certain payments for administrative services. Except as set forth in the preceding sentence, the Portfolio Manager shall not be responsible for any of the following:

(a) Expenses of all audits by the Trust’s independent public accountants;

(b) Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(c) Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

(e) Expenses of obtaining Portfolio Activity Reports for each Fund;

(f) Expenses of maintaining the Trust’s tax records;

(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

(h) Taxes, if any, levied against the Trust or any of its series;

(i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

(j) Costs, including the interest expenses, of borrowing money;

(k) Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports and regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities or insurance authorities;

(l) The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m) Costs of printing stock certificates, if any, representing Shares of the Trust;

(n) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(p) Association membership dues;

(q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5.     Compensation.  For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6.     Seed Money.  The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7.     Compliance.

(a)  The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b)  The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.     Independent Contractor.  The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9.     Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve the periods prescribed by

Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10.     Cooperation.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.     Services Not Exclusive.  It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12.     Liability.  Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

13.     Indemnification.  The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14.     Duration and Termination.  This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund. This Agreement may be terminated:

(a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

(b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

(c) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15.     Agreement and Declaration of Trust.  A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

16.     Proxies.  Unless the Adviser gives written instructions to the contrary, the Portfolio Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested by the Portfolio Manager. The Portfolio Manager shall maintain a record of how the Portfolio Manager voted and such record shall be available to the Adviser upon its request. The Portfolio Manager shall use its best good faith judgement to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

17.     Notices.  Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whim it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or by facsimile.

If to the Adviser:	Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas, 4th Flr.
New York, NY 10105-4800
Fax: 212-739-3948
Attention: Legal Department
cc: Fund Administration

If to the Portfolio Manager:	Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Floor
San Diego, California 92101
Fax: 619-687-2831
Attention: Legal Department
cc: Fund Administration

18.     Confidential Information.  The Portfolio Manager shall maintain the strictest confidence regarding the business affairs of the Fund. Written reports furnished by the Portfolio Manager to the Advisor shall be treated by the Advisor and the Portfolio Manager as confidential and for the exclusive use and benefit of the Advisor except as disclosure may be required by applicable law.

19.     Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

Allianz Global Investors Fund Management LLC

By:
Name: Brian Shlissel
Title: Executive Vice President

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT LLC

By:
Name Charles H. Field Title: Managing Director and General Counsel

Schedule A

Fund	Annual Fee Rate*

Small Cap Portfolio	0.40% on first $400 million
0.375% on next $400 million
0.35% thereafter

* The Annual Fee Rates are based on the average daily net assets of the particular Portfolio taken separately.

EXHIBIT D

FORM OF
PORTFOLIO MANAGEMENT AGREEMENT
(NFJ Dividend Value Portfolio)

AGREEMENT made this 15th day of January, 2009 between Allianz Global Investors Fund Management LLC (the “Adviser”), a Delaware limited liability company, and NFJ Investment Group L.P. (the “Portfolio Manager”), a Delaware limited partnership.

WHEREAS, Premier VIT (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series, with each such series representing interests in a separate portfolio; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Investment Advisory Agreement dated as of January 15th, 2009, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1.      Appointment.  The Adviser hereby appoints the Portfolio Manager to act as sub-advisor to the Funds set forth in Schedule A (the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2.      Portfolio Management Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds (with respect to assets managed by the Portfolio Manager), including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters with respect to assets managed by the Portfolio Manager and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

(a)      Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

(b)      Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(c)      Is responsible, in connection with its responsibilities under this Section 2, for decisions with respect to the assets managed by the Portfolio Manager, to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

(d)      May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(e)      Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(f)      Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

(g)      Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(h)      Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

(i)      Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i)      been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii)      been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person to required be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3.      Disclosure about Portfolio Manager.  The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, as filed with the SEC.

4.      Expenses.  During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

(a)      Expenses of all audits by the Trust’s independent public accountants;

(b)      Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(c)      Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(d)      Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

(e)      Expenses of obtaining Portfolio Activity Reports for each Fund;

(f)      Expenses of maintaining the Trust’s tax records;

(g)      Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

(h)      Taxes, if any, levied against the Trust or any of its series;

(i)      Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

(j)      Costs, including the interest expenses, of borrowing money;

(k)      Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports and regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities or insurance authorities;

(l)      The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m)      Costs of printing stock certificates, if any, representing Shares of the Trust;

(n)      Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o)      The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(p)      Association membership dues;

(q)      Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(r)      Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5.      Compensation.  For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6.      Seed Money.  The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7.      Compliance.

(a)  The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b)  The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.      Independent Contractor.  The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9.      Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10.      Cooperation.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.      Services Not Exclusive.  It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12.      Liability.  Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

13.      Indemnification.  The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14.     Duration and Termination.  This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund. This Agreement may be terminated:

(a)      by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

(b)      by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

(c)      by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15.      Agreement and Declaration of Trust.  A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

16.      Proxies.  Unless the Adviser gives written instructions to the contrary, the Portfolio Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested by the Portfolio Manager. The Portfolio Manager shall maintain a record of how the Portfolio Manager voted and such record shall be available to the Adviser upon its request. The Portfolio Manager shall use its best good faith judgement to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

17.      Notices.  Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whim it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or by facsimile.

If to the Adviser:	Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas, 4th Flr. New York, NY 10105-4800 Fax: 212-739-3948 Attention: Legal Department cc: Fund Administration

If to the Portfolio Manager:	NFJ Investment Group L.P. 2100 Ross Avenue, Suite 700 Dallas, TX 75201 Fax: 212-754-1798 Attention: Ben Fischer cc: Operations

18.      Confidential Information.  The Portfolio Manager shall maintain the strictest confidence regarding the business affairs of the Fund. Written reports furnished by the Portfolio Manager to the Advisor shall be treated by the Advisor and the Portfolio Manager as confidential and for the exclusive use and benefit of the Advisor except as disclosure may be required by applicable law.

19.      Miscellaneous.

(a)  This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)  If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

Allianz Global Investors Fund Management LLC

By:
Title:

NFJ Investment Group L.P.

By:
Title:

Schedule A

Fund	Annual Fee Rate*

NFJ Dividend Value Portfolio	0.40% on first $400 million 0.375% on next $400 million 0.35% thereafter

*	The Annual Fee Rates are based on the average daily net assets of the Portfolio.

EXHIBIT E

FORM OF
PORTFOLIO MANAGEMENT AGREEMENT

OpCap Managed Portfolio (fixed income portion)

AGREEMENT made this 15th day of January, 2009 between Allianz Global Investors Fund Management LLC (the “Adviser”), a Delaware limited liability company, and Pacific Investment Management Company LLC (the “Portfolio Manager”), a limited liability company.

WHEREAS, Premier VIT (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series, with each such series representing interests in a separate portfolio; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Investment Advisory Agreement dated as of January 15, 2009, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1.     Appointment.  The Adviser hereby appoints Pacific Investment Management Company to act as sub-advisor to the Funds set forth in Schedule A (the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2.     Portfolio Management Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, (with respect to the assets managed by the Portfolio Manager) including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters with respect to the assets managed by the Portfolio Manager and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

(1)     Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

(2)     Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(3)     Is responsible, in connection with its responsibilities under this Section 2, for decisions with respect to the assets managed by the Portfolio Manager to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

(4)     May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(5)     Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(6)     Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

(7)     Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(8)     Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

(9)     Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(1)     been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(2)     been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person to required be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3.     Disclosure about Portfolio Manager.  The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, as filed with the SEC. In addition, the Portfolio Manager has delivered to the Adviser a copy of its Disclosure Document, as amended, dated May 31, 2008, on file with the Commodity Futures Trading Commission. The Adviser hereby acknowledges receipt of such copy.

4.     Expenses.  During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

(1)     Expenses of all audits by the Trust’s independent public accountants;

(2)     Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(3)     Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(4)     Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

(5)     Expenses of obtaining Portfolio Activity Reports for each Fund;

(6)     Expenses of maintaining the Trust’s tax records;

(7)     Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

(8)     Taxes, if any, levied against the Trust or any of its series;

(9)     Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

(10)     Costs, including the interest expenses, of borrowing money;

(11)     Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports and regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities or insurance authorities;

(12)     The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(13)     Costs of printing stock certificates, if any, representing Shares of the Trust;

(14)     Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(15)     The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(16)     Association membership dues;

(17)     Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(18)     Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5.     Compensation.  For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6.     Seed Money.  The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7.     Compliance.

(a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.     Independent Contractor.  The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9.     Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10.     Cooperation.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.     Services Not Exclusive.  It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12.     Liability.  Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

The Portfolio Manager is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule B attached hereto. The Adviser may amend such Schedule B from time to time by written notice to the Portfolio Manager. The Portfolio Manager shall continue to rely upon these instructions until notified by the Adviser to the contrary.

13.     Indemnification.  The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified

Person); provided, however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14.     Duration and Termination.  This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund. This Agreement may be terminated:

(1)     by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

(2)     by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

(3)     by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager. In accordance with Sections 205(a)(2) of the Investment Advisers Act of 1940, no assignment of this Agreement shall be made by the Portfolio Manager without the consent of the Adviser.

15.     Agreement and Declaration of Trust.  A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

16.     Proxies.  Unless the Adviser gives written instructions to the contrary, the Portfolio Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested by the Portfolio Manager. The Portfolio Manager shall maintain a record of how the Portfolio Manager voted and such record shall be available to the Adviser upon its request. The Portfolio Manager shall use its best good faith judgement to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

17.     Notices.  Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whim it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or by facsimile.

If to the Adviser:	Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas, 4th Flr.
New York, NY 10105-4800
Fax: 212-739-3948
Attention: Legal Department
cc: Fund Administration
If to the Sub-Advisor:	Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, CA 92660
Fax: 949-720-6403
Attention: Legal Department
cc: Account Management

18.     Confidential Information.  The Portfolio Manager shall maintain the strictest confidence regarding the business affairs of the Fund. Written reports furnished by the Portfolio Manager to the Advisor shall be treated by the Advisor and the Portfolio Manager as confidential and for the exclusive use and benefit of the Advisor except as disclosure may be required by applicable law.

19.     Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(d) This Agreement shall be executed in two counterparts, each of which shall be considered to be an original.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

Allianz Global Investors Fund Management LLC
By:
Title:
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
By:
Title:

Schedule A

Fund	Annual Fee Rate*

Managed Portfolio**	25 bps

* The Annual Fee Rates are based on the average daily net assets of the particular Fund taken separately.

** Based upon the percentage of assets managed.

Schedule B

Designated Representatives of the Adviser

Name/Title	Signature

VOTING INSTRUCTION PREMIER VIT VOTING INSTRUCTION SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 15, 2009 [Insurance Company Name Drop-In] The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders of the below listed Fund(s) to be held on January 15, 2009, at 9:00 a.m. Eastern time, hereby instructs all shares deemed attributable to the undersigned’s contract or policy with the issuing insurance company named above to be voted as indicated on the Voting Instruction Card at the Special Meeting and at any adjournment or postponement thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment thereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258 Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. Signature(s) Signature(s) Date VIT19568112008VI FUND FUND FUND Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 Fundname Drop-In 5 Fundname Drop-In 6 VOTING OPTIONS Read your proxy statement and have it at hand when voting. VOTE ON THE INTERNET VOTE BY PHONE VOTE BY MAIL VOTE IN PERSON Log on to: Call 1-866-235-4258 Vote, sign and date this Voting Attend Shareholder Meeting www.proxy-direct.com Follow the recorded Instruction Card and return in the 1345 Avenue of the Americas Follow the on-screen instructions instructions postage-paid envelope New York, NY10105 available 24 hours available 24 hours on January 15, 2009 THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THE SOLICITATION OF THIS VOTING INSTRUCTION IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. YOUR VOTE IS IMPORTANT. YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO ELECT ALL NOMINEES AND IN FAVOR OF EACH APPLICABLE PROPOSAL. MARK EACH VOTE WITH AN X IN THE APPROPRIATE BOX. FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1. To elect a slate of seven nominees to become trustees of the Trust (the “Nominees”); 01. Paul Belica 02. Robert E. Conner 03. Hans W. Kertess 04. John C. Maney 05. William B. Ogden, IV 06. R. Peter Sullivan III 07. Diana L. Taylor INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line below. 2. To amend the Declaration of Trust to delete the maximum number of trustees to serve on the Board and the requirement that the President of the Trust must be a member of the Board; FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 Fundname Drop-In 5 Fundname Drop-In 6 3. To approve a new investment advisory agreement between the Trust and Allianz Global Investors Fund Management LLC (“Allianz Global”) with respect to my Fund; FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 Fundname Drop-In 5 Fundname Drop-In 6 4. To approve a new portfolio management agreement between Allianz Global and Oppenheimer Capital LLC (“OpCap”); FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 5. To approve a new portfolio management agreement between Allianz Global and Nicholas-Applegate Capital Management LLC (“NACM”); FOR AGAINST ABSTAIN Fundname Drop-In 1 6. To approve a new portfolio management agreement between Allianz Global and NFJ Investment Group L.P. (“NFJ”); FOR AGAINST ABSTAIN Fundname Drop-In 1 7. To approve a new portfolio management agreement between Allianz Global and Pacific Investment Management Company (“PIMCO”). FOR AGAINST ABSTAIN Fundname Drop-In 1 PLEASE VOTE, DATE AND SIGN THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE VIT19568112008VI

PROXY PREMIER VIT PROXY SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 15, 2009 The undersigned hereby appoints William V. Healey, Thomas J. Fuccillo, and Richard Kirk, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Premier VIT Funds, on January 15, 2009 at 9:00 a. m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES AND IN FAVOR OF EACH APPLICABLE PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192 Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. Signature(s) Signature(s) Date VIT19568112008 FUND FUND FUND Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 Fundname Drop-In 5 Fundname Drop-In 6 VOTING OPTIONS Read your proxy statement and have it at hand when voting. VOTE ON THE INTERNET VOTE BY PHONE VOTE BY MAIL VOTE IN PERSON Log on to: Call 1-866-241-6192 Vote, sign and date this Proxy Attend Shareholder Meeting www.proxy-direct.com Follow the recorded Card and return in the 1345 Avenue of the Americas Follow the on-screen instructions instructions postage-paid envelope New York, NY10105 available 24 hours available 24 hours on January 15, 2009 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. YOUR VOTE IS IMPORTANT. YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO ELECT ALL NOMINEES AND IN FAVOR OF EACH APPLICABLE PROPOSAL. MARK EACH VOTE WITH AN X IN THE APPROPRIATE BOX. FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1. To elect a slate of seven nominees to become trustees of the Trust (the “Nominees”); 01. Paul Belica 02. Robert E. Conner 03. Hans W. Kertess 04. John C. Maney 05. William B. Ogden, IV 06. R. Peter Sullivan III 07. Diana L. Taylor INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line below. 8. To amend the Declaration of Trust to delete the maximum number of trustees to serve on the Board and the requirement that the President of the Trust must be a member of the Board; FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 Fundname Drop-In 5 Fundname Drop-In 6 9. To approve a new investment advisory agreement between the Trust and Allianz Global Investors Fund Management LLC (“Allianz Global”) with respect to my Fund; FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 Fundname Drop-In 5 Fundname Drop-In 6 10. To approve a new portfolio management agreement between Allianz Global and Oppenheimer Capital LLC (“OpCap”); FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 11. To approve a new portfolio management agreement between Allianz Global and Nicholas-Applegate Capital Management LLC (“NACM”); FOR AGAINST ABSTAIN Fundname Drop-In 1 12. To approve a new portfolio management agreement between Allianz Global and NFJ Investment Group L.P. (“NFJ”); FOR AGAINST ABSTAIN Fundname Drop-In 1 13. To approve a new portfolio management agreement between Allianz Global and Pacific Investment Management Company (“PIMCO”). FOR AGAINST ABSTAIN Fundname Drop-In 1 PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE VIT19568112008